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                               PURCHASE AGREEMENT



     THIS AGREEMENT (the "Agreement") is made as of this ______ day of May, 1998, by and between EDAC TECHNOLOGIES CORPORATION ("Buyer"), and Gerald S. Biondi, James G. Biondi and Michael Biondi (collectively "Sellers").

                                    RECITALS

     WHEREAS, Sellers are the owners of the real estate at 17 Spring Lane, Farmington, Connecticut ("17 Spring Lane") and 21 Spring Lane, Farmington, Connecticut ("21 Spring Lane"); and

     WHEREAS, Sellers desire to sell to Buyer and Buyer desires to purchase from Sellers the Property, as hereinafter defined, or so much thereof as Sellers are able to convey to Buyer as herein provided, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Right of First Refusal Relating to 17 Spring Lane. Sellers state, and Buyer acknowledges that Sellers have so stated, that pursuant to that certain lease dated July 5, 1995 between Sellers, as Lessor, and Goldstar Medical Services, Inc. ("Goldstar"), as Tenant (the "Goldstar Lease"), Goldstar has a right of first refusal with respect to the sale of 17 Spring Lane under the same terms and conditions as would apply to the sale of that property under this Agreement. Pursuant to the Goldstar Lease, Goldstar must exercise its right of first refusal within thirty (30) days after receipt of notice from Sellers that Sellers have received a bona fide offer for the sale of 17 Spring Lane which Sellers are willing to accept (such notice must include the terms of such sale). Promptly following execution of this Agreement, Sellers will deliver to Goldstar a Notice of Intent to Sell in the form of the Notice attached hereto as Exhibit A and shall seek to have Goldstar either confirm its exercise of its right of first refusal or waive such right with respect to the sale of 17 Spring Lane hereunder as soon as possible. Sellers and Buyer agree that (i) if Goldstar fails to exercise its right of first refusal as provided in the Goldstar


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Lease or if Goldstar shall waive its right of first refusal with respect to the sale of 17 Spring Lane hereunder, then 17 Spring Lane shall be included in the property to be sold hereunder and the term "Property" as used herein shall include 17 Spring Lane for all purposes and (ii) if Goldstar exercises its right of first refusal as provided in the Goldstar Lease, then, 17 Spring Lane shall not be included in the property to be sold hereunder and the term "Property" as used herein shall not include 17 Spring Lane.

     2. Conveyance. As used herein the term "Property" shall mean (i) if Goldstar does not timely exercise its right of first refusal discussed in
Section 1 above, the term "Property" shall mean 17 Spring Lane and 21 Spring Lane collectively and (ii) if Goldstar timely exercises its right of first refusal, the term "Property" shall mean 21 Spring Lane only. On the Closing Date, as hereinafter defined, Sellers shall execute a Limited Warranty Deed with covenants against Sellers' acts conveying the Property to Buyer subject to
(i) the Goldstar Lease without any right of first refusal or any other tenant purchase rights relating to the conveyance pursuant to this Agreement (encumbering 17 Spring Lane only) and (ii) the other Permitted Encumbrances as defined in Section 6.1 hereof.

     3.  Closing.

         3.1. Date of Closing. The closing ("Closing") of the purchase and sale of the Property shall take place simultaneously with the Closing under the Asset Agreement, as defined in Section 4.1 hereof, ("Closing Date"), time being of the essence, in the offices of Murtha, Cullina, Richter and Pinney LLP, CityPlace I, 185 Asylum Street, Hartford, Connecticut 06103 or at such other time or place or on such other date as shall be mutually agreed upon in writing by the parties. All transactions contemplated herein shall be effective as of 12:01 a.m. of the Closing Date.

         3.2.  Purchase Price.

               3.2.1. If the Property being conveyed hereunder shall include 17 Spring Lane and 21 Spring Lane, the Purchase Price for the Property shall be $2,715,700 in the aggregate, which aggregate amount shall be allocated (a) $465,700 to 17 Spring Lane and (b) $2,250,000 to 21 Spring Lane.



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               3.2.2.  If the Property being conveyed hereunder shall include only 21 Spring Lane, the Purchase Price for the Property shall be $2,250,000.

               3.2.3. As used herein, the term "Purchase Price" shall mean the price to be paid for the Property as provided in this Section 3.2.

               3.2.4. Sellers shall be responsible for any state or local real estate conveyance taxes assessed by any applicable government or municipality.

         3.3. Closing Deliveries by Buyer. At the Closing, Buyer shall deliver to Sellers the following items, each executed, witnessed and acknowledged as appropriate:

               3.3.1. A Note ("Note") in the amount of the Purchase Price less any net adjustments, if any, which are payable by Sellers to Buyer as specified in Section 3.6 hereof, such Note shall be in form and substance identical to that attached hereto as Exhibit B and incorporated herein by reference with all blanks filled in with the appropriate information.

               3.3.2. Certified copies of resolutions of Buyer's Board of Directors authorizing and approving the execution of this Agreement and all other documents required to be delivered to Buyer hereunder and the performance by Buyer of the transactions contemplated hereby and thereby.

               3.3.3. A closing certificate executed by Buyer stating that all representations and warranties made by Buyer are true and correct in all material respects as of the Closing Date and that Buyer has performed and complied in all material respects with all of its covenants and obligations required under this Agreement as of the Closing Date.

               3.3.4. A bank or certified check or wire transfer of funds to an account designated by Sellers in an amount required to pay the adjustments, if any, which are payable by Buyer to Sellers pursuant to Section 3.6 hereof.

               3.3.5. A mortgage ("Mortgage") encumbering the Property securing Buyer's obligations under the Note. The Mortgage shall be in form and substance identical to that


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attached hereto as Exhibit C and incorporated herein by reference.

               3.3.6. An Assignment of Leases ("Assignment of Leases") encumbering all leases existing with respect to the Property on the Closing Date or thereafter, which Assignment of Leases shall secure Buyer's obligations under the Note. The Assignment of Leases shall be in form and substance identical to that attached hereto as Exhibit D and incorporated herein by reference.

               3.3.7. A Lender's title insurance policy issued by a Title Insurance Company licensed to do business in the State of Connecticut chosen by Buyer and reasonably acceptable to Sellers (the "Title Company"). Such policy shall (i) insure the Mortgage as a first priority Mortgage on the Property subject only to those matters to which Buyer's title from Sellers is subject and
(ii) be in the full amount of the Purchase Price.

               3.3.8. If the Property includes 17 Spring Lane (i) an assignment and assumption of lease and security deposit in the form of the Assignment and Assumption of Lease attached hereto as Exhibit E with all blanks filled in with the appropriate information (the "17 Spring Lane Assignment of Lease") pursuant to which (I) Sellers assign to Buyer all of Sellers' right, title, interest and obligation in, to and under the Goldstar Lease, (II) Buyer assumes the obligations of Sellers under the Goldstar Lease from and after the Closing Date;
(III) Sellers indemnify Buyer from any loss, cost, expense or liability incurred by Buyer by reason of any landlord defaults under the Goldstar Lease existing prior to the Closing Date and (IV) Buyer indemnifies Sellers from any loss, cost, expense or liability incurred by Sellers by reason of any landlord defaults under the Goldstar Lease arising from and after the Closing Date; and
(ii) a tenant notification letter in the form of the letter attached hereto as Exhibit F with all blanks filled in with the appropriate information (the "17 Spring Lane Tenant Notification Letter") notifying Goldstar of the sale of 17 Spring Lane to Buyer.

         3.4. Closing Deliveries by Sellers. At the Closing, Sellers shall deliver, or cause to be delivered, the following items, each executed, witnessed and acknowledged as appropriate, to Buyer:




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               3.4.1.  The Limited Warranty Deed required by Section 2.

               3.4.2. If the Property includes 17 Spring Lane, (i) the 17 Spring Lane Assignment of Lease and (ii) the 17 Spring Lane Tenant Notification Letter.

               3.4.3. All such documents as are necessary to terminate and release encumbrances which effect the Property being conveyed other than Permitted Encumbrances.

               3.4.4. A closing certificate executed by Sellers stating that all representations and warranties made by Sellers are true and correct in all material respects as of the Closing Date; and that Sellers have performed and complied in all material respects with all of their covenants and obligations required under this Agreement as of the Closing Date.

               3.4.5. Such affidavits and certificates as may be reasonably and customarily required by the Title Company to delete title exceptions relating to
(i) parties in possession other than tenants under the Goldstar Lease and (ii) possible mechanics liens with respect to work done at the request of the Sellers.

               3.4.6.  A Non-Foreign Status Certification.

               3.4.7. State and local transfer tax forms detailing the transfer tax due, if any, together with checks, in appropriate amounts, payable to the Connecticut Department of Revenue Services and the Town of Farmington in payment of required conveyance taxes.

               3.4.8.  A Form 1099-S.

               3.4.9.  Any form required pursuant to Section 8.1 hereof.

         3.5. Mutual Deliveries. At the Closing Buyer and Sellers shall deliver a separate Closing Statement for each of 17 Spring Lane (if included in the sale) and 21 Spring Lane, each consistent with the prorations required pursuant to Section 3.6 hereof, showing the disbursement of the net closing proceeds, payoff amounts sufficient to release encumbrances on the Property being conveyed other than Permitted Encumbrances, the real estate


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conveyance taxes and such other disbursements and adjustments as are usual and customary including, without limitation, proration of rent and security deposits.

         3.6.  Prorations.

               3.6.1. Real Property Taxes. Any real property taxes with respect to the Property shall be prorated on the Closing Date in the manner which is customary with the Hartford County Bar Association. Real estate taxes on property in Farmington, Connecticut are payable semi-annually on July 1 and January 1 based upon the Grand List established as of October 1 occurring immediately prior to the aforesaid July 1 payment (for example, taxes on the October 1, 1997 Grand List are payable in two installments: one-half on July 1, 1998 and one-half on January 1, 1999). Real estate taxes with respect to 21 Spring Lane shall be prorated as of the Closing Date with Sellers being responsible for a portion of the real estate taxes on the Grand List then currently in effect (the total taxes due with respect to 21 Spring Lane herein called the "Current Grand List Amount") equal to the product of the number of days from the most recently occurring July 1 prior to the Closing Date to, but not including, the Closing Date times a fraction, the numerator of which is the Current Grand List Amount and the denominator of which is 365. Buyer shall be responsible for the portion of the Current Grand List Amount equal to the product of the number of days from, and including, the Closing Date to, and including, the next succeeding June 30 times a fraction, the numerator of which is the Current Grand List Amount and the denominator of which is 365. Sellers and Buyer acknowledge that Goldstar is responsible for the payment of real estate taxes effecting 17 Spring Lane during the term of the Goldstar Lease; therefore, there shall be no adjustment of real estate taxes between Sellers and Buyer with respect to 17 Spring Lane.

               3.6.2. Assessments. If on the Closing Date any assessment for benefit is a lien on 21 Spring Lane, Sellers shall pay the same, except that if such assessment is payable in installments or may be paid in installments without penalty (other than interest), Buyer shall pay any and all such installments which shall become due and payable or which may be paid without penalty (other than interest) after the Closing Date and the installment relating to the current fiscal year (with any interest thereon) shall be apportioned as of the day immediately preceding the Closing Date. Sellers and Buyer acknowledge that


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Goldstar is responsible for the payment of assessments on 17 Spring Lane which are due during the term of the Goldstar Lease; therefore, there shall be no adjustment between Sellers and Buyer with respect to any assessments for benefit with respect to 17 Spring Lane.

               3.6.3. Utilities. Sellers shall endeavor to obtain meter readings on the day immediately preceding the Closing Date with respect to utilities supplied to 21 Spring Lane, and if such readings are obtained, then Sellers shall pay the bills therefor for the period to, but not including, the Closing Date. If Sellers are unable to obtain meter readings as of the day immediately preceding the Closing Date, such utilities shall be prorated at the Closing Date based upon the most recent utility bills, and reprorated between Sellers and Buyer upon issuance of the actual bills therefor. Sellers and Buyer acknowledge that Goldstar is responsible for the payment of all utilities supplied to 17 Spring Lane during the term of the Goldstar Lease; therefore, there shall be no adjustment of utilities between Sellers and Buyer with respect to 17 Spring Lane.

               3.6.4. Rent. Rents with respect to the Property shall be adjusted in the following manner:

                       3.6.4.1 Rents received by Sellers for the calendar month in which the Closing shall occur shall be adjusted at the Closing as of the day preceding the Closing Date.

                       3.6.4.2 Rents received by Buyer or Sellers after the Closing for the calendar month in which the Closing shall occur shall be adjusted as of the day preceding the Closing Date, and Buyer or Sellers, as the case may be, shall remit or cause to be remitted to the other its pro rata share of such rents promptly after receipt thereof;

                       3.6.4.3 Except as provided in Section 3.6.4.2 above, with respect to the adjustment of rents received by Buyer after the date of Closing for the calendar month in which the Closing shall occur, no adjustment shall be made for delinquent rent owing to Sellers on the date of Closing, unless such payments are in excess of amounts necessary to bring a tenant current for rent owed after the


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     Closing.  Sellers shall retain title to all such delinquent rents, if any.

         3.6.5. Association Assessments. Any property owners association assessment due on the Property which are not paid directly by Goldstar shall be prorated on the Closing Date through the day immediately preceding the Closing Date.

         3.6.6. Contractual Obligations, Sellers shall perform all obligations under all service contracts of Sellers affecting or involving the Property to be assumed by Buyer, as evidenced in writing by Buyer prior to the Closing Date and Buyer shall perform all obligations under all such contracts following the Closing Date. If any payments under such contracts are not paid through the day preceding the Closing Date, or are prepaid before the Closing Date for periods from and after the Closing Date, such amounts shall be prorated through the day preceding the Closing Date and credited or debited against the Purchase Price, as appropriate.

     4.  Representations and Warranties of Sellers.

         4.1. General. In order to induce Buyer to enter into this Agreement, Sellers, jointly and severally make the following representations and warranties, each of which shall survive the Closing for a period of twenty-four
(24) months except for intentional breaches of the representations and warranties for which claims may be made at any time until the claim is barred by the applicable period of limitation under federal and state laws relating thereto. Sellers shall indemnify Buyer for breach of such representations and warranties as provided in Section 7 hereof. In no event shall the aggregate indemnity payments required to be made by Sellers for all claims hereunder exceed Five Million Dollars ($5,000,000) minus (i) any amounts paid by Apex Machine Tool Company, Inc. ("Apex") or any of the Sellers pursuant to indemnifications under the Asset Purchase Agreement ("Asset Agreement") dated the date hereof between Apex Acquisition Corp., Buyer, Apex and Sellers and (ii) any amounts paid by Gerald S. Biondi and/or James G. Biondi pursuant to indemnifications under the Purchase and Sale Agreement dated the date hereof between Buyer, Gerald S. Biondi and James G. Biondi relating to 55 Spring Lane, Farmington, Connecticut.

         4.2. Enforceability; Conflicting Obligations. This Agreement and all other agreements of Sellers contemplated hereby


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are or, upon the execution and delivery thereof, will be the valid and binding obligations of Sellers enforceable against Sellers in accordance with their terms. Except for Goldstar's right of first refusal under the Goldstar Lease, which is triggered by the execution of this Agreement as provided in Section 1 above (but only until such time as Goldstar either fails to exercise or waives such first refusal rights), the execution and delivery of this Agreement does not, and the consummation of the sale and purchase of the Property contemplated hereby will not, conflict with or violate any provisions of, or result in the acceleration of, any obligations under any mortgage, lien, lease, order, arbitration award, judgment, or decree, or any other agreement or other instrument to which Sellers are subject or to which they are a party or violate any restriction or limitation of any kind to which they are bound, including any law, rule, regulation or guideline. Except as described herein, there are no approvals or consents of third parties necessary for the sale of the Property, or the transfer of the benefit and enjoyment thereof to Buyer under this Agreement.

         4.3. Litigation. Except as otherwise disclosed in the Asset Agreement, there is no litigation, proceeding or governmental investigation pending or, to the knowledge of Sellers, threatened against Sellers relating to the transactions contemplated by this Agreement or to the Property. Except as otherwise disclosed in the Asset Agreement, there is no outstanding order, decree or stipulation issued by any federal, state or local authority to which Sellers are a party which adversely affects or may adversely affect the Property or Buyer's enjoyment thereof following the Closing.

         4.4. Sellers' Representations and Warranties. Sellers represent and warrant to Buyer that (i) Sellers have not received any written notice of any assessments for public improvements against the Property or any written notice or order by any governmental, regulatory or administrative authority, any insurance company which has issued a policy with respect to any of such properties or any board of fire underwriters or other body exercising similar functions that: (a) relates to violations of building, safety or fire ordinances or regulations; (b) claims any defect or deficiency with respect to any of the Property; or (e) requests the performance of any repairs, alternations or other work to or in any of the Property or in the streets bounding the same; and (ii) Sellers have not received any written


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notice of any condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of the aforesaid Property.

     5.  Representations and Warranties of Buyer.

         5.1. General. In order to induce Sellers to enter into this Agreement, Buyer makes the following representations and warranties, each of which shall survive the Closing and shall be deemed to be independently material and relied upon by Sellers, regardless of any investigation made by, or information known to, Sellers. Buyer shall indemnify Sellers for breach of such representations and warranties as provided in Section 7 hereof.

         5.2. Organization. Buyer is a corporation duty organized, validly existing, and in good standing under the laws of the State of Wisconsin. Buyer possesses all necessary franchises, powers, permits, and authorizations (collectively, "Governmental Authorizations") to own all of its properties and assets, and to carry on its business as now being conducted and as of the Closing Date shall possess all Governmental Authorizations to own the Property and to carry out its business therein.

         5.3. Enforceability, Conflicting Obligations. This Agreement, and all other agreements of Buyer contemplated hereby are, or upon the execution and delivery thereof will be, the valid and binding obligations of Buyer enforceable against it in accordance with their terms. The execution and delivery of this Agreement does not, and the consummation of the sale and purchase of the Property contemplated hereby will not, conflict with or violate any provisions of the Articles of Incorporation or Bylaws of Buyer, nor any provisions of, or result in the acceleration of, any material obligations under any mortgage, lien, lease, law, rule, regulation, guideline, order, arbitration award, judgment or decree, or any other instrument to which Buyer is subject or to which it is a party or violate any restriction or limitation of any to which it is bound, including any law, rule, regulation or guideline.

         5.4. Authorization. Buyer has all necessary power and authority to enter into and perform the actions contemplated by this Agreement in accordance with the terms and conditions hereof. The execution and delivery of this Agreement, and the


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performance by Buyer of its obligations contained in this Agreement, have been duly approved by Buyer's Board of Directors.

         5.5. Litigation. There is no litigation, proceeding or governmental investigation pending or threatened against Buyer relating to the transactions contemplated by this Agreement. There is no outstanding order, decree or stipulation issued by any federal state or local authority to which Buyer is a party which adversely affects or may adversely affect the purchase of the Property by Buyer or the performance of Buyer's obligations under the documents to be delivered by Buyer as required hereby, including but not limited to the Note, the Mortgage, the Assignment of Leases or the 17 Spring Lane Assignment of Lease.

     6.1.  Title.

           (i) Title to the Property at Closing shall be fee simple title, free and clear of all liens, encumbrances, easements or other matters effecting title except those items set forth on Exhibit G attached hereto (the "Permitted Encumbrances").

           (ii) If at the Closing, Sellers are unable to convey title to the Property free and clear of all encumbrances except the Permitted Encumbrances, then Sellers shall have the right, by written notice to Buyer, to extend the date of Closing for thirty (30) days to effect a cure of the offending title condition(s). If Sellers do not so elect to postpone the Closing as provided in this Section 6.1(ii) so as to have additional time to cure a title defect or if at the end of such extension period title to the Property is not free and clear of all encumbrances except the Permitted Encumbrances, then Buyer shall have the option: (a) of accepting such title as Seller can convey without an abatement in the Purchase Price or (b) of terminating this Agreement by written notice to Sellers. If Buyer shall exercise its right to terminate this Agreement pursuant to this Section 6.1(ii), all obligations and liabilities of the parties hereto by reason of this Agreement (except those obligations and liabilities specifically set forth herein to survive termination) shall be deemed at an end.

     6.2.  Investigations and Contingencies.

           (i) For purposes of this Agreement, the term "Contingency Period" shall mean the period commencing on the date


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of this Agreement and ending at 5:00 p.m., Hartford, Connecticut time, on the thirtieth (30th) day following the date hereof (or if such thirtieth (30th) day following the date hereof is not a Business Day (as hereinafter defined) then on the next succeeding Business Day. For purposes of this Agreement, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the banks in Hartford, Connecticut are closed.

           (ii) At any time during the Contingency Period, subject to the terms of this Section 6.2(ii), Buyer shall have the right, personally or through its engineers, surveyors, architects or such other parties as Buyer shall designate, to enter the Property to survey the Property and to inspect the physical components of the Property (the "Investigations"). Such Investigations shall be made at Buyer's sole cost and expense. In conducting such Investigations, Buyer covenants and agrees: (i) to provide Sellers with at least twenty-four (24) hours notice (telephonic or otherwise) of the date or dates on which Buyer desires to conduct an Investigation; (ii) to repair all damages to the Property resulting from any such Investigations; and (iii) to indemnify and hold harmless Sellers from any and all damages and/or injuries to third persons caused by such Investigations, which indemnity shall survive the termination of this Agreement and the Closing. Buyer agrees that it shall take no action in derogation of the rights of the tenants at the Property. Sellers shall have the right to have a representative accompany Buyer or Buyer's representatives during any such Investigation if Sellers so desire. Before Buyer or any of Buyer's representatives, agents or contractors shall be allowed access to the Property, Buyer shall provide Sellers with a copy of a policy of public liability and property damage insurance with respect to the Property, or a certificate of insurance with respect thereto, in which: (A) the limits shall not be less than $1,000,000 single limit and (B) Sellers shall be named as additional insureds. Such insurance shall be issued by insurers of recognized responsibility, licensed to do business in the State of Connecticut and otherwise in commercially reasonable form and substance. Buyer shall not cause any physically invasive investigations of the Premises to be conducted without the written consent of Sellers, which consent shall not be unreasonably withheld, delayed or conditioned.

           (iii) Buyer agrees that all reports and other information generated by Buyer and Buyer's agents and consultants shall be kept confidential and shall not be disclosed to any


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


other persons, other than Buyer's attorneys, advisors and prospective lenders who shall agree to keep such information confidential. Notwithstanding the foregoing, Buyer may disclose such information if required by law or pursuant to a court order or subpoena, provided that Buyer shall first notify Seller of any such required disclosure.

           (iv) If during the Contingency Period, Buyer discovers (a) that any of the buildings or other improvements located on the Property or the current use of the Property are in violation of any applicable zoning regulations; (b) that any of the Permitted Encumbrances are located on the Property in such a manner that they interfere, or the exercise of the rights of holders of such Permitted Encumbrances would cause interference, with the use of any of the buildings located on the Property; (c) that any of the buildings located on the Property are located in a flood plain, flood plain hazard area or designated wetlands area; (d) that any of the buildings or other improvements encroach over the boundary lines or set-back lines of the Property; (e) that there are any structural or mechanical defects or conditions in the buildings on the Property which reasonably could have a materially adverse effect on the value of the Property or reasonably could impair the health and safety of future occupants of the Property; (f) the Property does not have access to a publicly dedicated street; or (g) public utilities required to operate the mechanical facilities at the Property are not available to the Property, then in any such event, Buyer shall have the right to terminate this Agreement by giving Sellers written notice thereof (the "Buyer's Notice") on or before 5:00 p.m. Hartford, Connecticut time, on the last day of the Contingency Period. The Buyer's Notice shall set forth the reason for such termination. Buyer's failure to deliver the Buyer's Notice on or before 5:00 p.m. Hartford, Connecticut time, on the last day of the Contingency Period shall be deemed a waiver of Buyer's right to terminate this Agreement pursuant to this Section 6.2.

           (v)   If Buyer elects to terminate this Agreement pursuant to this
Section 6.2, all rights and liabilities of the parties hereto by reason of this Agreement (except those obligations and liabilities specifically set forth herein to survive termination) shall be deemed at an end.

           (vi) If Buyer terminates this Agreement as provided in this Section 6.2, or if Sellers terminate this Agreement due to a


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default by Buyer hereunder, Buyer shall provide Sellers with the product of the
Investigations (including written reports and the like) without cost to Sellers. The provisions of this Section 6.2(vi) shall survive termination of this Agreement.

     6.3  Title Review.

          (i) For purposes of this Agreement, the term "Title Review Period" shall mean the period commencing on the date of this Agreement and ending at 5:00 p.m., Hartford, Connecticut time on the fifth (5th) Business Day following the date hereof. If during the Title Review Period, Buyer is dissatisfied with Sellers' title to the Property, then Buyer shall have the right to terminate this Agreement by giving Sellers written notice thereof (the "Title Notice") on or before 5:00 p.m. Hartford, Connecticut time on the last day of the Title Review Period. The Title Notice shall set forth the reason for such termination. Buyer's failure to deliver the Title Notice on or before 5:00 p.m., Hartford, Connecticut time, on the last day of the Title Review Period shall be deemed a waiver of Buyer's right to terminate this Agreement pursuant to this Section 6.3.

          (ii)  If Buyer elects to terminate this Agreement pursuant to this
Section 6.3, all rights and liabilities of the parties hereto by reason of this Agreement (except those obligations and liabilities specifically set forth herein to survive termination) shall be deemed at an end.

     7.   Procedure for Claims and Indemnification.

          7.1. Buyer and Sellers acknowledge that claims with respect to any indemnification obligations shall be made in accordance with, and governed by, the applicable terms and conditions set forth in Article X and XI of the Asset Agreement, as the case may be, subject however, to any modifications thereto resulting from specific provisions herein, with the same force and effect as if such terms and conditions were set forth herein with such changes therein as are necessary to reflect the inclusion of such terms and conditions herein dealing with the subject matter of this Agreement as opposed to that of the Asset Agreement.

     8.   Environmental Covenants Of Sellers And Buyer.

          8.1 Connecticut Transfer Act. As an express condition to Buyer's obligation to close, Sellers shall be responsible for full compliance with the provisions of Section 22a-134 et seq. of the Connecticut General Statutes (the "Transfer Act"), including without limitation (i) the determination as to the applicability of the Transfer Act to the transfer of the Property contemplated by this Agreement, (ii) the signing and filing of any appropriate Transfer Act form with the Connecticut Department of Environmental Protection ("DEP"), (iii) the payment of any Transfer Act form filing fee, (iv) the performance of any remediation or other activities required to comply with any Transfer Act form filed with the DEP in accordance with any applicable DEP regulations or required by the DEP in connection with any such Transfer Act form filing, and (v) the payment of all costs, liabilities and expenses directly or indirectly related to the foregoing subparagraphs (i) through (iv), inclusive.

          8.2 Comprehensive Environmental Response, Compensation, and Liability Information System. As indicated in the Environmental Reports, a number of properties in the Farmington Industrial Park, including 21 Spring Lane, are listed on the United States Environmental Protection Agency's ("EPA") Comprehensive Environmental Response, Compensation, and Liability Information System ("CERCLIS"). For the five year period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date (such date the "Environmental Termination Date"), Sellers shall be responsible for all costs and liabilities associated with any Environmental Claim or other Losses directly or indirectly relating to or arising out of the fact that the Property is included on CERCLIS, including but not limited to any Comprehensive Environmental Response, Compensation, and Liability Act action or claim (a "CERCLA Claim"), asserted by any governmental agency or third party against Sellers or Buyer on or before the Environmental Termination Date; provided, however, that Sellers shall not be responsible for any portion of any Environmental Claim, or Losses related to any Environmental Claim, to the extent that the same relates to or was caused by activities of the Buyer or Apex Acquisition Corp., or any tenants of Buyer or Apex Acquisition Corp., on the Property or on surrounding properties after the Closing Date.

          8.3. Sellers' Remediation Rights. In the course of performing any investigation or remediation activities, including any post-remediation or other groundwater monitoring activities, Sellers shall have the right to (a) appeal by appropriate and diligent actions any determination by a regulatory agency concerning the appropriate requirements for remediation and (b) seek application of any alternative or site specific remediation standards or any variances approved by a regulatory agency that Sellers deem necessary or desirable, provided that the application of such alternative or site specific remediation standards or of such variance shall be consistent with the use of the Property for commercial or industrial purposes.

          8.4. Known Environmental Issues. Until the Environmental Termination Date, Sellers, jointly and severally, shall be responsible for any Environmental Claim, or Losses related to such Environmental Claim, which directly or indirectly arise out of, result from, or relate to, any of the contamination or non-compliance with Environmental Laws identified in the Environmental Reports; provided, however, that Sellers shall not be responsible for any portion of any Environmental Claim, or Losses related to any Environmental Claim, to the extent that the same relates to or was caused by activities of the Buyer or Apex Acquisition Corp., or any tenants of Buyer or Apex Acquisition Corp, after the Closing Date.

          8.5. Pre-Closing Environmental Issues. Sellers shall be fully responsible for the performance of any remediation or other activities required under Environmental Laws in connection with any spill or release of any Hazardous Substances which occurs on, at or under, or which migrates onto the Property between the date of this Agreement and the Closing Date.

          8.6. Sellers' Cooperation With Buyer. In the course of performing their obligations under this Section 8, Sellers shall keep Buyer fully apprised of both the schedule for, and scope of, any necessary investigation and remediation activities contemplated by this Section 8, and shall take all reasonable steps to ensure that any necessary investigation and remediation activities do not unreasonably interfere with use of the Property by Buyer or Apex Acquisition Corp. Sellers shall provide all data and information with respect to any necessary investigation and remediation activities, including copies of draft data, information or reports, to Buyer, and provide Buyer with full opportunity to make reasonable comments and recommendations to

Sellers regarding such materials, which comments and recommendations shall be considered in good faith by Sellers but shall not be binding on Sellers. Sellers shall provide Buyer with a minimum of forty-eight (48) hours prior notice of any meetings between Sellers and representatives of regulatory agencies such that Buyer and/or its representatives has the opportunity to attend such meetings for the sole purpose of observing such meetings.

          8.7. Covenant Not To Sue; Comfort Letter. Until the Environmental Termination Date, Sellers shall cooperate with and assist Buyer, at Buyer's cost, in the event that Buyer elects to seek, under relevant provisions of Environmental Law, a "covenant not to sue" from the DEP, a "comfort letter" from the EPA or other similar forms of government assistance for which Buyer may be eligible as the result of Buyer's consummation of the transactions contemplated by this Agreement.

          8.8. Termination of Sellers' Obligations. Notwithstanding any other provision of this Agreement to the contrary, the obligations of Sellers pursuant to this Section 8 shall terminate on the Environmental Termination Date, and Sellers shall have no further obligations whatsoever with respect to the Property.

          8.9. Buyer's Environmental Responsibility Post-Closing. Buyer covenants that on and after the Closing Date, it will be solely responsible for full compliance with, and will be solely responsible for any failure of its tenants to comply with all applicable Environmental Laws and will be solely responsible for maintaining full compliance with all material Environmental Permits required for the ongoing operation of the Property for Buyer's businesses. Buyer shall be fully responsible for the performance of any remediation or other activities required under Environmental Law in connection with any spill or other release of any Hazardous Substances which occurs on, at or under the Property, or which migrates from surrounding properties, resulting from Buyer's ownership or operation of the Property, or the operations or activities of Buyer's tenants, after the Closing.

          8.10. Buyer's Cooperation With Sellers. (i) Buyer shall use commercially reasonable efforts not to interfere with or increase the cost of the performance of Sellers' obligations under this Section 8, and shall cooperate, at Sellers' cost, with any appeal by Sellers of any determination by a regulatory agency regarding the appropriate standards for any remediation, and any application by Sellers for any alternative or site specific remediation standards, or any variances, consistent with industrial or commercial use sought by Sellers from the DEP and/or the EPA; provided, however, that Buyer shall not be required to take any action or refrain from taking any action which it reasonably believes, after consultation with counsel, would constitute a violation of law by Buyer or a violation of law for which Buyer is reasonably likely to have responsibility.

                (ii) Buyer acknowledges that Sellers intend to complete their obligations under this Section 8 in a way which minimizes any necessary investigation or remediation costs but that is in full compliance with all applicable Environmental Laws. In the event that Buyer interferes with Sellers' efforts to complete their obligations under this Section 8, including but not limited to completion of either pre-Closing or post-Closing investigation or remediation activities, or if Buyer modifies its operations or activities in a way that materially increases the cost of performing Sellers' obligations, and such action constitutes a breach by Buyer of Section 8.10, Buyer shall reimburse Sellers for any additional costs Sellers would not have otherwise incurred in performing their obligations under this Section 8.

          8.11.  Intentionally omitted.

          8.12. Access. Buyer shall grant Sellers and their agents reasonable access to the Property along materially the same terms as Sellers provided Buyer access to Sellers' Property under the License for Access dated March 4, 1998 to perform any necessary investigation and/or remediation activities required by this Section 8. Buyer also shall grant Sellers and their agents reasonable access to the Property as necessary for Sellers to pursue any actions against third parties, including but not limited to Howmet Corporation and insurance carriers, relating to any environmental liabilities incurred by Sellers.

          8.13. Communications and Coordination With Agencies. In recognition of the desirability of coordinating communications with environmental agencies, unless otherwise required by applicable law, Buyer shall allow Sellers to serve as the sole liaison with any regulatory agencies involved in any of the matters which are the responsibility of Sellers pursuant to this

Section 8; provided, however, that Buyer may attend any meetings between Sellers and representatives of regulatory agencies for the sole purpose of observing such meetings. In the event that Buyer communicates with any agency in a manner that interferes with Sellers' efforts to complete their obligations pursuant to this Section 8 in the most cost effective manner possible, and such communication constitutes a breach by Buyer of Section 8.10 hereof, including but not limited to the completion of investigation and remediation activities in a way that minimizes the costs of such activities, Buyer shall reimburse Sellers for any additional costs Sellers would not have otherwise incurred in performing their obligations pursuant to this Section 8. Notwithstanding anything in this Agreement to the contrary, if (a) any CERCLA Claim is made directly against Buyer or Apex Acquisition Corp., and Sellers do not agree, by assuming control of the defense of such CERCLA Claim after receipt of the notice required pursuant to the Asset Agreement, that all Losses incurred in connection with such CERCLA Claim are fully covered by Sellers' indemnification obligations to the Article X Indemnitees of the Asset Agreement; (b) a CERCLA Claim is made against Sellers and such CERCLA Claim, on its face, raises issues concerning the allocation of potential environmental related liabilities between the periods before and after the Closing or, in defending such a CERCLA Claim, Sellers posit defenses which raise such allocation issues; and/or (c) a criminal investigation or complaint concerning environmental matters is made which involves Apex Acquisition Corp. and/or the Buyer, Apex Acquisition Corp., Buyer and its representatives shall be free to take whatever actions they deem appropriate to protect their interests, including but not limited to, having discussions with any regulatory agency, and any such actions by Buyer, Apex Acquisition Corp. or its representatives will not in any way affect the rights of Buyer or Apex Acquisition Corp. to indemnification from Sellers pursuant to the Asset Agreement.

          8.14. Definitions. Capitalized terms used in this Section 8 but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Asset Agreement.

          8.15. Buyer Acknowledgment. Buyer acknowledges that the nature of any investigation or remediation activities to be performed by Sellers pursuant to this Agreement (the "Remediation Process") is that the Remediation Process is likely to involve substantial discussions with representatives of regulatory agencies concerning the nature and scope of activities required pursuant to applicable law and regulations, and potentially discretionary decisions by representatives of such regulatory agencies and/or an LEP. Buyer further acknowledges and agrees that notwithstanding the "compliance with applicable law" provisions of Section 8.10 and Section 8.13 hereof, Buyer shall not utilize the nature of the Remediation Process as a reason for involving itself in, or interfering with, the activities of the Sellers, except in the manner contemplated by Section 8.6 hereof, in complying with their obligations pursuant to this Agreement.

     9.   MISCELLANEOUS.

          9.1. Benefit and Assignment. This Agreement shall be binding upon and, except as otherwise provided herein, inure to the benefit of, the parties hereto, their heirs, successors, assignees, wholly owned subsidiaries, and beneficiaries in interest. Neither Buyer nor Sellers may assign any of its rights under this Agreement without the prior written consent of the other, which consent may be withheld in such party's sole discretion; provided, however, Buyer shall have the right to designate a wholly owned subsidiary of Buyer to take title to the Property at the Closing so long as Buyer guarantees to Sellers, pursuant to a written guarantee in form and substance satisfactory to Sellers, the full and prompt performance of all of such designee's obligations under the Note, Mortgage, Assignment of Leases, and the 17 Spring Lane Assignment or Lease. In the event of the appointment of such a designee to take title to the Property at the Closing, such designee's name shall be substituted for the name "EDAC Technologies Corporation" on the transaction documents which are attached as Exhibits hereto . No assignment approved of by either party shall relieve the other party of its obligations under this Agreement.

          9.2. Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

          9.3. Expenses. Except as otherwise herein provided, all expenses incurred in connection with this Agreement or the transactions herein provided for shall be paid by either Sellers or by Buyer, whichever incurs the same.

          9.4. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          9.5. Headings. All section headings in this Agreement are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

          9.6. Exhibits. All of the Exhibits referred to herein are intended to be and are hereby specifically incorporated herein by reference.

          9.7. Amendment, Modification and Waiver. This Agreement may not be modified, amended or supplemented except by mutual written agreement of all the parties hereto. Either party may waive in writing any term or condition contained herein and intended to be for its benefit; provided, however, that no waiver shall be deemed or construed as a future or continuing waiver of any term or condition. Each amendment, modification, supplement or waiver shall be in writing and signed by the party to be charged.

          9.8. Notices. Any notices to be given hereunder shall be deemed given and sufficient if in writing and delivered by hand or reputable overnight courier, mailed by registered or certified mail or telecopies, in the case of Sellers, to:

                Apex Machine Tool Company, Inc.
                c/o James G. Biondi
                4 Laurel Crest Drive
                Burlington, Connecticut  06013
                Facsimile No.:  860-673-5020

          With a copy to:

                Murtha, Cullina, Richter and Pinney LLP
                CityPlace I
                185 Asylum Street
                Hartford, Connecticut 06103-3469
                Attn:  Richard S. Smith, Jr., Esquire
                Facsimile No.:  860-240-6150

          And, in the case of Buyer, to:

                Edac Technologies Corporation
                1806 New Britain Avenue
                Farmington, Connecticut 06032
                Attn:  Edward J. McNerney, President
                Facsimile No.:  860-674-2718

                With a copy to:

                Reinhart, Boerner, Van Deuren
                Norris & Rieselbach, s.c.
                1000 North Water Street, Suite 2100
                Milwaukee, Wisconsin  53202
                Attn:  Daniel J. Brink, Esquire
                Facsimile No.: 414-298-8097

or to such other address as Sellers or Buyer may designate by notice in writing to the other. Notices shall be deemed given upon receipt.

          9.9. Damage Prior to Closing. Sellers shall maintain the Property until the earlier of Closing or occupancy by Buyer in materially the same condition as of the date hereof. If, prior to the earlier of closing or occupancy by Buyer, any one or more of the buildings on the Property is damaged in an aggregate amount of not more than $150,000, Sellers shall be obliged to repair such damage. If Sellers are unable to repair such damage prior to the Closing, Sellers shall promptly notify Buyer in writing and (i) if such damage is to the buildings on 21 Spring Lane, Buyer shall have the option of terminating this Agreement and (ii) if such damage is to the buildings on 17 Spring Lane, but not to buildings on 21 Spring Lane, Buyer shall have the option, exercisable by written notice to Sellers, of excluding 17 Spring Lane from this Agreement, but in such event, continuing the purchase of 21 Spring Lane hereunder. If the damage shall exceed such sum, Sellers shall promptly notify Buyers in writing of the damage and (x) if such damage is to the buildings on 21 Spring Lane, Buyer shall have the option, exercisable by written notice to Sellers, of terminating this Agreement and (y) if such damage is to buildings on 17 Spring Lane but not to buildings on 21 Spring Lane, Buyer shall have the option, exercisable by written notice to Sellers, of excluding 17 Spring Lane from this Agreement but in such event, continuing the purchase of 21 Spring Lane hereunder. At the Closing, Buyer shall be entitled to any insurance proceeds relating to the damage to any damaged portion of the Property acquired by Buyer as provided herein, plus a credit towards the purchase price equal to the amount of Seller's deductible on such policy.

          9.10. Mutual Contingency. Buyer's and Sellers' obligations to close the purchase and sale of the Property are contingent on the simultaneous closing of the transaction contemplated by the Asset Agreement provided however, that if the failure to close the Asset Agreement is due (i) to the default of Buyer, Buyer will be obligated to close this transaction and (ii) to the default of Apex, Sellers shall be obligated to close this transaction.

          9.11. Default. If either Buyer or Sellers default under this Agreement, the non-defaulting party shall have all remedies available at law and in equity.

          9.12. Attorney's Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs.

          9.13. Extension of Goldstar Lease. Sellers agree that they shall not take any action to extend the Goldstar Lease unless the same is currently required in the Goldstar Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                              BUYER:

                                              EDAC TECHNOLOGIES CORPORATION


                                              By: _________________________
                                                  President


                                              SELLERS:


                                              _____________________________
                                              Gerald S. Biondi

                      (SIGNATURES CONTINUED ON NEXT PAGE)

                                                 ___________________________
                                                 James G. Biondi


                                                 ___________________________
                                                 Michael Biondi

                                 SCHEDULE A

                           Description of Premises

                                 SCHEDULE B

                                    Note

                                  EXHIBIT D

                      ASSIGNMENT OF LEASES AND RENTALS


     This ASSIGNMENT OF LEASES AND RENTALS (hereinafter referred to as the "Assignment") is made this ________ day of _________________, 1998, by EDAC
TECHNOLOGIES CORPORATION, a Wisconsin corporation with a place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter referred to as "Borrower") to GERALD S. BIONDI, an individual residing at _______________________________, JAMES G. BIONDI, an individual residing at
_____________________________ and MICHAEL BIONDI, an individual residing at
______________________________ (collectively, the "Lender").

     WHEREAS, Borrower is the owner of certain real property and improvements thereon located in the Town of Farmington, County of Hartford, and State of Connecticut, more particularly described in Exhibit A attached hereto (which real property and improvements are hereinafter referred to as the "Premises"); and

     WHEREAS Lender is the holder of a certain Mortgage Deed, Assignment of Leases and Security Agreement (hereinafter referred to as the "Mortgage") of even date herewith, executed and delivered by Borrower and intended to be recorded in the land records of the Town of Farmington, Connecticut, which Mortgage secures the debt evidenced by a certain Promissory Note of even date herewith made by Borrower to Lender in the principal sum of $__________________ (hereinafter referred to as the "Note"); and

     WHEREAS Lender has required that Borrower execute and deliver this Assignment, as further security for the Note and the obligations secured by the Mortgage.

     NOW, THEREFORE, in consideration of the foregoing and the sum of One Dollar ($1.00) and other valuable considerations paid to Borrower by Lender, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

     1. Assignment. Borrower hereby transfers, assigns, and sets over unto Lender all present leases of space in the Premises as identified in Exhibit B attached hereto and, whether or not so identified, any and all leases, subleases, rentals or occupancy agreements, oral or written, and all of the right, title and interest of Borrower in and to any and all guaranties made in connection with such leases, subleases, rentals or occupancy agreements, and whether made in contravention of this assignment or not, for the use and occupancy of any part or all of the Premises, whether such leases are now in existence or may exist at any time or times in the future during the term of this Assignment, and any renewals or extensions thereof, whether or not recorded (all of which present and future leases, subleases, rentals, occupancy agreements, and guaranties, whether or not identified in Exhibit B, are made subject to this Assignment and are hereinafter referred to by and included within the terms "Lease" or "Leases", together with all of the right, title, and interest of Borrower in and to all rents, income, issues, proceeds, and profits from the Leases and from the Premises intending hereby to assign to Lender all of the interest of Borrower in the leases, and all rents, income, issues, proceeds, and profits arising therefrom and from the Premises, including any security deposits held pursuant to the terms of the Leases, cancellation fees or charges, all sums of money payable by a tenant under any Lease on account of a termination or default by the tenant, sums payable on account of leases in any bankruptcy or insolvency proceedings involving the tenants thereunder, and all sums whatsoever to be paid by any tenant to Borrower (all items of payment by a tenant referred to in this paragraph of whatever nature, collectively, "Tenant Payments")

     2. Obligations Secured. This Assignment is given as security for (a) payment of the principal indebtedness evidenced by the Note, with interest thereon; (b) payment of all other sums, with interest thereon, payable under the provisions of the Note, the Mortgage or this Assignment (collectively, the "Loan Documents"); and (c) the performance and observance by Borrower of all of the covenants, representations, and agreements contained in the Note, the Loan Documents, and any and all Leases.

     3. Representations by Borrower. Borrower represents that, as to each of the existing Leases (a) Borrower has good right and authority to assign such Lease to Lender and the execution of this assignment by the Borrower has been duly authorized by all requisite partnership action; and (b) Borrower has neither done, nor omitted to do, any act which might prevent or limit Lender from exercising its rights under this assignment.

     4.  Borrower's Covenants.

         (a) Borrower shall not, without Lender's prior written consent in each instance, which consent shall not be unreasonably withheld (i) accept any payment of rent in advance for more than each current month, or (ii) enter into, materially modify, terminate or accept the surrender of any Lease, or (iii) waive or release the tenant under any Lease from the performance or observance of any material obligation or condition of such Lease, or (iv) exercise any option arising on any casualty or condemnation available to Landlord under any Lease, unless required under such Lease; or (v) give any consent sought by any tenant under any Lease. Lender agrees that its consent to any proposed leases shall not be unreasonably withheld.

         (b) Borrower shall not, unless in each instance Lender's written consent be first obtained, which consent shall not be unreasonably withheld (i) assign or pledge, or contract (expressly or by implication) to assign or pledge, any Lease, or the right to sue for, collect and receive any rents, additional rents or other sums in any of said Leases provided to be paid to Borrower thereunder, or the right to receive, hold and apply any bonds and security in any of said Leases provided to be furnished to the landlord thereunder, or the right to enforce any of the agreements, terms, covenants or conditions of said Leases or to give notice thereunder; (ii) subordinate any of said Leases to any mortgage (other than the Mortgage), deed of trust, or other encumbrance or permit, consent or agree to such subordination, or (iii) convey or transfer or suffer or permit a conveyance or transfer of the premises demised thereby or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, any tenants under any of the Leases.

         (c) Borrower shall, at its own cost and expense, unless and until Lender takes possession and control of the Premises; (i) promptly and fully perform each and every material covenant, condition, promise, and obligation on the part of the landlord to be performed under and pursuant to the terms of each Lease, and shall not suffer or permit there to exist any default in such performance on the part of such landlord or permit any event to occur which would give the tenant under any such Lease the right to terminate the same or claim any deduction or offset against rent, (ii) appear in and defend any action growing out of, or in any manner connected with, any such Leases or the obligations or liabilities of Borrower as landlord or of the tenant or guarantor thereunder; (iii) enforce, short of termination unless Lender otherwise consents, the performance and observance of each and every material covenant and condition of the Leases to be performed or observed by the tenants thereunder; and (iv) at the reasonable request of Lender exercise any option available to the Borrower as landlord under said Leases arising on any casualty or condemnation.

         (d) Borrower shall furnish to Lender, within five (5) days after the receipt thereof, or the mailing or service thereof by Borrower, as the case may be, a copy of each notice of default which Borrower shall give to or receive from any tenant of the Premises or of any part or parts thereof based upon the occurrence, or alleged occurrence, of any default or defaults in the performance of any covenant, condition, promise or obligation provided for in any Lease.

         (e) Borrower shall, upon reasonable request from Lender, furnish Lender within five (5) business days of such request with true and complete copies of all Leases then in effect.

     5.  Future Leases.

         (a) Borrower shall furnish to Lender a true and complete copy of each Lease, or renewal or extension of Lease, hereafter made by Borrower with respect to space in the Premises, within five (5) business days after delivery of each such Lease, or renewal or extension of Lease, by the parties thereto.

         (b) Borrower will from time to time, upon reasonable demand of Lender, confirm in writing the assignment to Lender of any or all Leases hereafter made affecting the Premises or any part or parts thereof, and such written confirmation shall be in such form as Lender shall reasonably require and as necessary to make the same recordable, and shall contain the representations required pursuant to Section 3 of this Assignment.

         (c) All agreements and obligations to pay commissions or fees in connection with the leasing of any portion of the Premises shall be subject and subordinate to the Mortgage and this Assignment and shall not be enforceable against Lender or any purchaser at a foreclosure sale under the Mortgage, or their respective successors.

     6. Collection of Rents. Notwithstanding the present assignment effected hereby and only so long as there is no default (other than those which may have arisen due to a Permitted Set-Off, as defined in the Mortgage) by Borrower which is continuing beyond applicable grace and cure periods in any payment or obligation secured hereby, Borrower may receive, collect, and enjoy the rents (but not in advance except for each current month), income, issues proceeds, and profits payable to Borrower in the ordinary course from the Premises or from the Leases, or both, or either, but as a trust fund for payment of all amounts due under the Note and the Loan Documents, including, but not limited to principal and interest, taxes, assessments, insurance premiums, maintenance, operating and utility charges relating to the Premises before using the same for any other purpose. Following any default hereunder which continues beyond any applicable grace and cure periods, Borrower shall (i) deliver all security deposits received by tenants under the Leases to Lender, which security deposits Lender shall hold under the terms of the Leases, (ii) not interfere with Lender's collection of the rents due under the Leases, and (iii) apply all rents received by Borrower to the debt secured hereby.

     7. Events of Default. As used herein, the term "Event of Default" shall include the following:

         (a) any default in the performance of any obligation required to be performed or observed by Borrower hereunder or any breach or violation of any covenant under this Assignment, which default, breach, or violation continues for more than fifteen (15) days after written notice thereof from Lender to Borrower; or

         (b)  any Event of Default as defined in the Mortgage.

     8. Remedies. (a) If an Event of Default occurs, Lender may, at its option, with written notice thereof to Borrower, and without regard to the adequacy of security for the indebtedness secured hereby, with or without bringing any action or proceeding, either in person or by an agent or by a receiver to be appointed by a court, enter upon, take possession of, manage, repair and operate the Premises or any part thereof, and otherwise exercise ail rights of the landlord under the Leases; make, cancel, enforce or modify Leases, obtain and evict tenants, fix or modify rents, and do any acts which Lender deems proper to protect the security hereof, and either with or without taking possession of said property, in its own name sue for or otherwise collect and receive all rents, income, issues, proceeds, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection (including without limitation attorneys' fees), upon any indebtedness secured hereby or by the mortgage, in such order or priority as Lender may elect. Lender may exercise its rights under this Section 8 as often as any Event of Default may occur. Immediately upon Lender's request after the occurrence of an Event of Default, Borrower shall turn over to Lender all security deposits required under any of the Leases, which shall be held and applied by Lender in accordance with the provisions of the Leases governing such security deposits.

         (b) Any default by Borrower under this Assignment or any breach or violation of any representation or covenant under this Assignment which shall continue for more than fifteen (15) days after notice thereof from Lender to Borrower shall at the option of Lender constitute an Event of Default under the Mortgage, as if the provisions of this assignment were fully set forth in the Mortgage, entitling Lender to all rights and remedies contained in the Mortgage; provided, however, that if (i) the curing of such default cannot be accomplished with due diligence within said fifteen (15) day period, and (ii) Borrower commences to cure such default promptly after receipt of notice thereof from Lender and thereafter diligently and continuously prosecutes the cure of such default, and (iii) the extension of the period for effecting a cure will not result in any material impairment of the Premises or any portion thereof, the value thereof or Lender's lien thereon, then such period of fifteen (15) days shall be extended for such period of time as is reasonably necessary for Borrower so acting to cure such default but in no event for more than an additional thirty (30) days; provided further, however, such extended cure period shall not be applicable to any default which may be cured by the payment of money.

     9. Payment of Rent to Lender. A written demand on any tenant by Lender (with written copy to Borrower detailing the

Event of Default) for payment of rent to Lender shall be sufficient warrant to said tenant to pay rent, income, issues, proceeds, and profit to Lender without necessity for consent by Borrower or any obligation of said tenant to inquire as to the evidence of a default by Borrower, notwithstanding any claim by the Borrower to the contrary, and Borrower hereby irrevocably authorizes, directs and requires all tenants of the Premises to honor this Assignment and comply with any such demand by Lender, until further written notice by Lender authorizing the tenant to resume rent payments to Borrower. Borrower shall have no claim against any tenant for any amounts paid to Lender hereunder. Borrower shall not interfere in any way with Lender's collection of the rents pursuant to this Assignment. This Section 9 shall not, however, relieve Lender of any liability it may have in connection with any improper notice delivered by Lender to any tenant of Borrower.

     10. Lender not Liable. Nothing contained herein or in the Mortgage shall be construed, expressly or by implication, to obligate Lender, prior to the time when Lender acquires title to the Premises, to perform any of the covenants of Borrower as landlord under any of the Leases hereinabove assigned or to pay any sum of money or damages therein provided to be paid by Borrower, each and all of which covenants and payments Borrower agrees to perform and pay.

         Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Premises after an Event of Default or from any other act or omission of Lender in managing the Premises after an Event of Default unless such loss is caused by the gross negligence, willful misconduct or bad faith of Lender. Borrower hereby agrees to indemnify and save Lender harmless against and from any liability or expense incurred by Lender hereunder or under any of the Leases, provided such liability or expense is not the result of Lender's gross negligence, willful misconduct, bad faith, breach of this Agreement or Lender's own action prior to the date hereof acting as landlord under the lease with Goldstar, Inc., and Borrower agrees to reimburse Lender for any such expenses including attorney's fees, on demand, with interest at the Default Rate, as defined in the Note.

     11. Right to Protect Security. If Borrower fails to make any payment or to do any act as herein provided beyond any applicable grace or cure period, then the Lender, but without obligation so to do and without notice to or demand on Borrower, and without releasing Borrower from any obligation hereof, may make or do the same in such manner and to such extent as the Lender may deem necessary to protect the security hereof, including specifically, without limiting its general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Lender, and also the right to perform and discharge each and every obligations, covenant and agreement of the Landlord in the Leases contained; and in exercising any such powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorney's fees. Borrower shall pay immediately upon demand all sums expended by the Lender under the authority hereof, together with interest thereon at the Default Rate, as defined in the Note, and the same shall be added to the said indebtedness and shall be secured hereby and by the Mortgage.

     12. No Waiver. No waiver by Lender of any breach by Borrower of any covenant or condition contained herein, nor any failure by Lender to exercise any right or remedy in respect of any breach hereunder, shall constitute a waiver or relinquishment for the future of any such covenant or condition or of any subsequent breach of any such covenant or condition, or bar any right or remedy of Lender in respect of any such subsequent breach. If Lender shall from time to time suffer or permit Borrower to sue for, collect or receive any rent, additional rent or other sums in said Leases provided to be paid to the Borrower thereunder, or to receive, hold or apply any bonds or security thereunder, or to enforce any of the agreements, terms, covenants or conditions thereunder or to give notices thereunder, neither such sufferance nor permission shall constitute a waiver or relinquishment by Lender of its rights hereunder, which rights are hereby assigned to Lender, with respect to any subsequent rent, additional rent or any other sums payable to Borrower under said Leases or with respect to any subsequent receipt, holding or application of bonds or security or any subsequent enforcement of such agreements, terms, covenants or conditions or any subsequent notice.

         Any action of Lender hereunder shall not constitute a waiver of or be deemed to cure any default by Borrower hereunder or under the Note or Mortgage, and shall not affect or prejudice any other rights or remedies of Lender, which other rights or remedies may be exercised by Lender prior to, concurrently with or subsequent to action hereunder; and any action by Lender under the Note or the Mortgage or any other instrument, or the release of any party liable thereunder, or any extension or indulgence with respect thereto, shall not affect or prejudice Lender's rights hereunder.

     13. Assignment by Lender; Foreclosure. Lender may assign Lender's interest in the Leases hereby assigned to any subsequent holder of the Mortgage or to any party who acquires title to the Premises in foreclosure. After a foreclosure of the Mortgage, neither Lender nor any assignee of the landlord's interest in said Leases shall be liable to account to Borrower for any rents or income thereafter collected.

     14. Termination. This Assignment shall continue in full force and effect until full payment of all amounts secured hereby, as evidenced by the recording of a full release of the Mortgage.

     15. Notification of Assignment. Lender shall be entitled to notify any tenant of the existence of this Assignment at any time, even in the absence of any default by Borrower.

     16. Notices. All notices to any party hereto shall be given by personal delivery or delivered by registered or certified mail, return receipt requested, or by nationally recognized overnight carrier, with postage or carrier charges prepaid and addressed to each party at the address herein set forth or such other address of which any party may give the other notice in writing in the manner provided in this section and such delivery shall be deemed given upon receipt or refusal to accept, or upon return to sender due to impossibility of delivery. Notwithstanding the address for the Borrower herein, notice or demand delivered to the address of one or more of the persons, corporations or other entitles which shall at the time hold the record title to the premises secured by the Mortgage, shall constitute notice or demand delivered to the Borrower as may be required by any provision of this Assignment. For purposes of this Assignment, the addresses of the Borrower and the Lender are as follows:

     Borrower:          _________________________________
                        _________________________________
                        _________________________________
                        _________________________________

     Lender:            _________________________________
                        _________________________________
                        _________________________________
                        _________________________________

     17. Miscellaneous. The provisions hereof shall be construed in accordance with the laws of the State of Connecticut. This Assignment shall bind Borrower, its successors and assigns, and inure to the benefit of Lender, its heirs, executors, administrators, successors and assigns. The covenants of Borrower herein shall run with the land. The word "Borrower" as used herein shall mean not only the original Borrower named in the first paragraph of this instrument, but also all future owners of the Premises, and the word "Lender" as used herein shall mean not only the original Lender named in the first paragraph of this instrument, but also all future holders of this Assignment. The words "Borrower" and "Lender", together with any pronoun or pronouns in connection therewith (and the possessive form of any such pronoun or pronouns), shall include the singular, plural, masculine, feminine and neuter, as the context may require whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     18. BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS ASSIGNMENT IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO (1) NOTICE AND PRIOR HEARING ON THE RIGHT OF LENDER, OR ITS SUCCESSORS OR ASSIGNS, TO OBTAIN A PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REV. 1958, AS AMENDED, OR AS THE SAME MAY BE AMENDED; (2) NOTICE AND PRIOR HEARING OR OTHER PROCESS ALLOWED UNDER ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR OTHER LAW, NOW OR HEREAFTER AFFECTING PREJUDGMENT REMEDIES AND (3) ANY REQUIREMENT THAT LENDER POST A BOND IN ORDER TO OBTAIN ANY PREJUDGMENT REMEDY.

     19. BORROWER FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE OR ANY OTHER LOAN DOCUMENT; ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, INCLUDING BUT NOT LIMITED TO EXEMPTIONS PROVIDED BY OR ALLOWED UNDER THE BANKRUPTCY REFORM ACT OF 1978, AS THE SAME MAY BE AMENDED, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THE NOTE, THIS ASSIGNMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY AND ALL EXTENSIONS, RENEWALS AND MODIFICATIONS THEREOF; AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE, THIS ASSIGNMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

     20. BORROWER ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS ASSIGNMENT AND IN ALL OF THE OTHER LOAN DOCUMENTS HAVE BEEN SPECIFICALLY REQUESTED BY LENDER AND HAVE BEEN GRANTED BY BORROWER TO INDUCE LENDER TO PROVIDE CREDIT TO BORROWER UNDER THE TERMS OF THIS ASSIGNMENT AND THAT SUCH WAIVERS HAVE BEEN KNOWINGLY AND VOLUNTARILY GIVEN ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.

     IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed as of the day and year first written above.

Signed, Sealed and Delivered
In the Presence of:                         EDAC TECHNOLOGIES CORPORATION




______________________________              By: ____________________________
Name:                                           Name:
                                                Title:
______________________________                  Hereunto Duly Authorized
Name:

STATE OF CONNECTICUT  :
                      ss            ______________, 1998
COUNTY OF HARTFORD    :


     Personally appeared ___________________, ________________ of EDAC
TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such Officer and the free act and deed of that corporation, before me.


                                         _____________________________________
                                         Name:
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires

                                  EXHIBIT E

                     ASSIGNMENT AND ASSUMPTION OF LEASE



     KNOW ALL MEN BY THESE PRESENTS:

     THAT GERALD S. BIONDI, JAMES G. BIONDI and MICHAEL BIONDI (collectively, the "Assignors") hereby transfer, assign and set over unto EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("Assignee") all of Assignor's right, title, interest and obligation in, to and under that certain Lease dated July 5, 1995 between Assignors, as Lessor, and Goldstar Medical Services, Inc. ("Goldstar"), as Tenant (the "Lease"). The Lease and all amendments and modifications thereto are attached hereto and incorporated herein by reference as Exhibit A.

     TO HAVE AND TO HOLD the Lease, together with any and all security deposits, prepaid rents, rights and appurtenances thereto in anywise belonging to Assignors unto Assignee, its successors and assigns FOREVER, and Assignors do hereby bind themselves and successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Lease unto Assignee, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignors, but not otherwise.

     Assignors certify that Goldstar has not paid rent more than one month in advance and that Assignors are not in default under the Lease. Assignors indemnify and hold Assignee harmless from and against any loss, cost, damage or expense arising from claims made by Goldstar under the Lease hereby assigned based upon events occurring prior to the Effective Date (hereinafter defined) or for any inaccuracies contained herein.

     Assignee, by its acceptance hereof, hereby (i) accepts said assignment;
(ii) assumes and agrees to keep, perform, fulfill, or cause to be performed and fulfilled, all the terms, covenants, conditions, duties and obligations of landlord contained in the Lease arising on and after the Effective Date (hereinafter defined) and (iii) agrees to indemnify and hold Assignors harmless from and against any loss, cost, damage or expenses arising from claims made by Goldstar or any successor or assign under the Lease hereby assigned based upon events occurring on or after the Effective Date (hereinafter defined) (including specifically, without limitation, the obligations of the landlord under the Lease with respect to security deposits delivered to Assignee on the date hereof, but not otherwise).

     Notwithstanding the date of execution of this Assignment and Assumption of Lease, it is the intention of Assignors and Assignee that this Assignment and Assumption of Lease be effective as of __________ A.M., Farmington, Connecticut time on _____________, 1998 (the "Effective Date").

     This Assignment and Assumption of Lease may be executed in one or more counterparts, each of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, Assignors and Assignee have caused this Assignment and Assumption of Lease to be duly executed as of this ______ day of _______________, 1998.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                    ASSIGNORS:


_______________________________        _______________________________
Name:                                  Gerald S. Biondi


_______________________________
Name:


_______________________________        _______________________________
Name:                                  James G. Biondi


_______________________________
Name:


_______________________________        _______________________________
Name:                                  Michael Biondi


_______________________________
Name:

                                       ASSIGNEE:

                                       EDAC TECHNOLOGIES CORPORATION


_______________________________        By: _______________________________
Name:                                      Name:
                                           Title:
                                           Hereunto Duly Authorized
_______________________________
Name:



STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )


     Personally appeared, GERALD S. BIONDI, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.



                                ____________________________________________
                                Name:
                                Commissioner of the Superior Court
                                Notary Public
                                My Commission Expires: _____________________



STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )


     Personally appeared, JAMES G. BIONDI, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.



                                ____________________________________________
                                Name:
                                Commissioner of the Superior Court
                                Notary Public
                                My Commission Expires: _____________________

STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )

     Personally appeared, MICHAEL BIONDI, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.



                                ____________________________________________
                                Name:
                                Commissioner of the Superior Court
                                Notary Public
                                My Commission Expires: _____________________



STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )

     Personally appeared, EDAC TECHNOLOGIES CORPORATION , a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, as such officer, and the free act and deed of that corporation, before me.



                                ____________________________________________
                                Name:
                                Commissioner of the Superior Court
                                Notary Public
                                My Commission Expires: _____________________

                                   EXHIBIT F

                           TENANT NOTIFICATION LETTER




                               ____________, 1998



Goldstar Medical Services, Inc.
17 Spring Lane
Farmington, Connecticut  06032

     Re: Sale of 17 Spring Lane, Farmington, Connecticut

Dear Tenant:

     Please be advised that:

     1. EDAC TECHNOLOGIES CORPORATION ("Purchaser") has purchased the captioned property (the "Property") from GERALD S. BIONDI, JAMES G. BIONDI and MICHAEL BIONDI ("Sellers").

     [2. In connection with such purchase, Sellers have transferred your security deposit in the amount of $___________ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and sole responsibillity for the return of the security deposit.] IF APPLICABLE.

     [3. All rental and other payments that become due subsequent to the date hereof should be payable to Purchaser and should be delivered to the following address unless you are otherwise notified by Purchaser in writing:

                       _________________________________
                       _________________________________
                       _________________________________

                                            SELLERS:


                                            _________________________________
                                            Gerald S. Biondi

                                           _________________________________
                                           James G. Biondi


                                           _________________________________
                                           Michael Biondi


                                           PURCHASER:

                                           EDAC TECHNOLOGIES CORPORATION


                                           By: _____________________________
                                               Name:
                                               Title:

                                   EXHIBIT G

                             PERMITTED ENCUMBRANCES



I.   17 Spring Lane, Farmington, Connecticut

     1. Any and all provisions of any ordinance, municipal regulation or public or private law.

     2. Real estate taxes to the Town of Farmington (subject, however, to proration as provided in Section 3.6.1 of the Agreement.

     3.   Such state of facts as an accurate survey may reveal.

     4. Pole Line Easement from Milton Nahum, Trustee to The Hartford Electric Light Company dated December 30, 1960 and recorded February 14, 1961 in Volume 152 at Page 149 of the Farmington Land Records, and as shown in Map Volume 29 at Page 8 of the Farmington Land Records.

     5. Pole Line Easement from West Hartford Village, Incorporated to the Hartford Electric Light Company dated November 12, 1962 and recorded November 14, 1962 in Volume 161 at Page 246 of the Farmington Land Records (Note: No map recorded in the Land Records).

     6. Grant of Storm Water Easement from Servend, Inc. to F.I.P. Corporation dated June 18, 1968 and recorded August 2, 1968 in Volume 190 at Page 216 of the Farmington Land Records, and as shown on map or plan recorded in Map Volume 40 at Page 14 of the Farmington Land Records.

     7. Terms and provisions of a Drainage Easement set forth in Grant of Easement from Fisher Family Properties to Servend, Inc. dated September 9, 1981 and recorded on September 18, 1981 in Volume 283 at Page 893 of the Farmington Land Records.

     8. Easement for Sanitary Sewer Line and Water Line from Servend Food Services, Inc. to Centennial Inns, Inc. dated June 23, 1988 and recorded July 22, 1988 in Volume 381 at Page 90 of the Farmington Land Records (Note: No map recorded in the Land Records).

     9. 40' Building Line as shown on a map entitled "Map of Land to be conveyed to Servend Food Services, Inc. Spring Land - Farmington, Connecticut Scale 1"=40' May, 1987", made by Hodge Surveying Associates, P.C. referred to in Warranty Deed from Servend Food Services, Inc. to William Delfino, Thomas Delfino and Martin Stein, d/b/a Industrial Builders and Realty Company dated June 29, 1989 and recorded June 30, 1989 in Volume 396 at Page 706 of the Farmington Land Records (Note: No map recorded in the Land Records).

     10. The following drainage and utility easements relating to Farmington Industrial Park insofar as the same may specifically affect the above-described premises:

          (a) Grant of an Easement from Jams E. Thomas to The American Telephone & Telegraph Co. dated August 31, 1904 and recorded in the Farmington Land Records in Volume 86 at Page 37, and Right-of-Way from James E. Thomas to American Telephone and Telegraph Company dated September 5, 1904 and recorded in the Farmington Land Records in Volume 73 at Page 568.

          (b) Right-of-Way set forth in Warranty Deed from Burton A. Harris to
     G. Lewis Wells dated June 28, 1948 and recorded in the Farmington Land Records in Volume 102 at Page 208.

          (c) Grant of Easement from Oscar J. Nelson and Gunhild M. Nelson to The Connecticut Power Company dated March 27, 1950 and recorded in the Farmington Land Records in Volume 104 at Page 415.

     11. Riparian Rights, if any, in and to the brook crossing the northerly portion of the premises.

     12. Certificate of Special Permit Granted by the Farmington Town Plan and Zoning Commission Pursuant to Public Act 75-317, dated October 11, 1994 and recorded November 18, 1994 in Volume 491 at Page 744 of the Farmington Land records.

     13. Notice of Lease by and between James G. Biondi, Michael Biondi and Gerald S. Biondi, as Landlords, and Goldstar Medical Services, Inc., as Tenant, dated November 29, 1995 and recorded in Volume 511 at Page 545 of the Farmington Land Records.

     14. Assignment of Lease from Goldstar Medical Services, Inc., as Lessee, and James G. Biondi, Gerald S. Biondi, and Michael Biondi, as Lessors, to The Bank of Boston Connecticut dated November 28, 1995 and recorded in Volume 511 at Page 549 of the Farmington Land Records.

     15. Lessor's Agreement by and between James G. Biondi, Gerald S. Biondi, and Michael Biondi, as Lessors, and The Bank of Boston Connecticut (Bank), Small Business Association (SBA) and Donald F. Bouchard d/b/a Goldstar Medical Services and Goldstar Medical Services, Inc. (Borrower) dated November 17, 1995 and recorded in Volume 511 at Page 552 of the Farmington Land Records.

     16. Any other caveats, easements, covenants and/or nonmonetary encumbrances of record prior to the date of this Agreement provided the same do not render title to the Property unmarketable. No matter shall be construed as an encumbrance or defect in title so long as such matter is not construed as such under the Standards of Title of the Connecticut Bar Association whenever the standards shall be applicable.


II.  21 Spring Lane, Farmington, Connecticut

     1. Any and all provisions of any ordinance, municipal regulation or public or private law.

     2. Real estate taxes to the Town of Farmington (subject, however, to proration as provided in Section 3.6.1 of the Agreement.

     3.   Such state of facts as an accurate survey may reveal.

     4. The First Parcel is subject to a 40' building line, utility easement, and a 40' mutual driveway as shown on said map or plan entitled "Map of Land to be conveyed to JAMES A. BIONDI Spring Lane Farmington, Connecticut Scale 1"=50' August, 1968 certified substantially correct Edward F. Reuber, W.F. Grunewald Surveyors Merton Hodge & Assoc. Engrs. & Surveyors," recorded in the Farmington Land Records in Map Volume 39 at Page 48.

     5. The First Parcel is subject to pole line and utility easements as follows:

          (a) Pole Line Easement from Milton Nahum, Trustee to The Hartford Electric Light Company dated December 30, 1960 and recorded February 14, 1961 in the Farmington Land Records in Volume 152 at Page 149.

          (b) Pole Line Easement from F.I.P. Corporation and Milton Nahum, Trustee, to The Hartford Electric Light Company dated June 10, 1965 and recorded June 16, 1965 in the Farmington Land Records in Volume 174 at Page 102.

          (c) Pole Line Easement from Milton Nahum, Trustee, and F.I.P. Corporation and to The Hartford Electric Light Company dated May 19, 1967 and recorded May 24, 1967 in the Farmington Land Records in Volume 183 at Page 562.

          (d) Utility easement for underground facilities from F.I.P. Corporation and Milton Nahum, Trustee, to The Hartford Electric Light Company dated January 18, 1968 and recorded February 20, 1968 in the Farmington Land Records in Volume 188 at Page 5.

     6. The First Parcel is subject to driveway rights, covenants and restrictions concerning the common driveway, water and has rights, future utility, water and drainage easements, and building area ratios as set forth in Warranty Deed from F.I.P. Corporation to James A. Biondi dated and recorded August 8, 1968 in the Farmington Land Records in Volume 190 at Page 130. Any covenants and restrictions reserved in favor of F.I.P. Corporation, Fisher Family Properties and/or James G. Biondi, Gerald S. Biondi and Michael J. Biondi contained in any deeds from or to them were assigned to The Farmington-Plainville Industrial Park Association, Inc. by Assignments dated December 18, 1991 and recorded on April 6, 1992 in Volume 438 at Page 984 and Volume 438 at Page 987 of the Farmington Land Records.

     7. The Second Parcel has a Restricted Non-Pollution Area as shown on map or plan entitled "Map showing proposed land exchange between James A. Biondi & Roger J. & Hazel Fredericks westerly of Spring Lane, Farmington, Connecticut Scale 1"=40' October 1984 Edward F. Reuber, Surveyor Hodge Surveying Associates, P.C." which map is on file in the Farmington Land Records in Cabinet 61 as Map No. 4101.

     8. The Third Parcel is subject to pole line and utility easements as follows:

          (a) Pole Line Easement from Milton Nahum, Trustee to The Hartford Electric Light Company dated December 30, 1960 and recorded February 14, 1961 in the Farmington Land Records in Volume 152 at Page 149.

          (b) Pole Line Easement from F.I.P. Corporation and Milton Nahum, Trustee, to The Hartford Electric Light Company dated June 10, 1965 and recorded June 16, 1965 in the Farmington Land Records in Volume 174 at Page 102.

          (c) Pole Line Easement from Milton Nahum, Trustee, and F.I.P. Corporation and to The Hartford Electric Light Company dated May 19, 1967 and recorded May 24, 1967 in the Farmington Land Records in Volume 183 at Page 562.

          (d) Utility easement for underground facilities from F.I.P. Corporation and Milton Nahum, Trustee, to The Hartford Electric Light Company dated January 18, 1968 and recorded February 20, 1968 in the Farmington Land Records in Volume 188 at Page 5

     9. The Third Parcel is subject to Covenants and Restrictions concerning the common driveway referred to in connection with the First Parcel, to water and gas lines, to future utility and water and drainage easement, and concerning the building area ratios as set forth in Warranty Deed from F.I.P. Corporation to J. F. Fredericks Tool Co., Incorporated dated and recorded August 21, 1968 in the Farmington Land Records in Volume 190 at Page 454. Any covenants and restrictions reserved in favor of F.I.P. Corporation, Fisher Family Properties and/or James G. Biondi, Gerald S. Biondi and Michael J. Biondi contained in any deeds from or to them were assigned to The Farmington-Plainville Industrial Park Association, Inc. by Assignments dated December 18, 1991 and recorded on April 6, 1992 in Volume 438 at Page 984 and Volume 438 at Page 987 of the Farmington Land Records.

     10. Any other caveats, easements, covenants and/or nonmonetary encumbrances of record prior to the date of this Agreement provided the same do not render title to the Property unmarketable. No matter shall be construed as an encumbrance or defect in title so long as such matter is not construed as such under the Standards of Title of the Connecticut Bar Association whenever the standards shall be applicable.

                                   EXHIBIT C


                      MORTGAGE DEED, ASSIGNMENT OF LEASES
                             AND SECURITY AGREEMENT


     THIS MORTGAGE DEED, ASSIGNMENT OF LEASES AND SECURITY AGREEMENT, made this ______ day of _____________, 1998, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having an office at 1806 New Britain Avenue, Farmington, Connecticut (the "Mortgagor"), and GERALD S. BIONDI of _____________, Connecticut and JAMES G. BIONDI of ____________, Connecticut having a mailing address of ________________________, Connecticut _____ (collectively the "Mortgagee").

                                   WITNESSETH

     That for good and valuable consideration and to secure the payment of an indebtedness in the sum of ________________________
_________________________________________ DOLLARS ($_____________) lawful money of the United States to be paid according to a certain Promissory Note of even date herewith and by this reference made a part hereof, as said note may be hereinafter amended, modified or extended (the "Note") and all other obligations and liabilities due or to become due the Mortgagee hereunder, under the Note or other Loan Documents as herein defined, all amounts, sums and expenses paid hereunder by the Mortgagee according to the terms hereof and all other obligations and liabilities of the Mortgagor under this Mortgage and the Note, together with all interest on the said indebtedness, obligations, liabilities, amounts, sums and expenses (all of the aforesaid, collectively, the "Indebtedness"), the Mortgagor hereby mortgages, gives, grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to the Mortgagee, its successors and assigns forever:

     All those certain lots, pieces or parcels of land more particularly described in Schedule A annexed hereto and by this reference made a part hereof;

     TOGETHER with the buildings and improvements now or hereafter located on said land and all right, title and interest, if any, of the Mortgagor in and to the streets and roads, opened or proposed, abutting said land to the center lines thereof, and strips and gores within or adjoining said land, the air space and right to use said air space above said land, all rights of ingress and egress on or within said land, all easements now or hereafter affecting said land, royalties and all rights appertaining to the use and enjoyment of said land, including, without limitation, air, lateral support, alley, drainage, mineral, water, oil and gas rights (said land, together with said building and improvements, the property and other rights, privileges and interests encumbered or conveyed hereby, collectively, the "Premises");

     TOGETHER with all fixtures, including, without limitation, all gas and electric fixtures, radiators, heaters, boilers, elevators and motors, bathtubs, sinks, toilets, basins, pipes, faucets and other air-conditioning, plumbing, and heating fixtures, refrigerating plant, carpeting, and appurtenances in which the Mortgagor now or hereafter has a possessory or title interest, and all building material, supplies and equipment now or hereafter delivered to the Premises and intended to be installed therein; all other fixtures of whatever kind and nature at present contained in or hereafter affixed to any building standing on the Premises in which the Mortgagor has a possessory or title interest; and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof, all of which shall be deemed to be fixtures and an accession to the freehold and a part of the realty as between the parties hereto, and all persons claiming by, through or under them, and shall be deemed to be a portion of the security for the Indebtedness. If the lien of the Mortgage on any fixtures be subject to a lease agreement, conditional sales agreement or chattel mortgage covering such property, then, in the event of any default hereunder, all the right, title and interest of the Mortgagor in and to any and all deposits made thereon or therefor are hereby assigned to the Mortgagee, together with the benefit of any payments now or hereafter made thereon (the items set forth in this paragraph and in the next eight immediately succeeding paragraphs being sometimes hereinafter collectively referred to as the "Collateral," and the Collateral and the Premises being hereinafter collectively referred to as the "Mortgaged Property"). Notwithstanding anything to the contrary herein, Collateral does not include any items which are not related to fixtures and specifically excludes machinery and equipment;

     TOGETHER with all interests, estates or other claims, both in law and in equity, which the Mortgagor now has or may hereafter acquire in the Premises;

     TOGETHER with all rights and easements, expressed or implied to use and maintain for the benefit of the Mortgaged Property all drains, basins, sewers, pipes, conduits, wires, and other facilities that furnish utility or other services to the same;

     TOGETHER with all sales agreements, and other agreements affecting the sale of the Mortgage Property now or hereinafter entered into and the deposits under purchase or sales or issuing from the Mortgaged Property;

     TOGETHER with the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the lien created hereby on the Mortgaged Property and to commence any action or proceedings to protect the interest of the Mortgagee therein;

     TOGETHER with all leases, lettings, tenancies and licenses of the Premises or any part thereof now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including, without limitation, rights, incomes, profits, revenues, royalties, bonuses, accounts, contract rights and general intangibles under any and all of such leases, lettings, tenancies or licenses, and the right to receive and collect the same payable thereunder;

     TOGETHER with all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Mortgagor with respect to the Mortgaged Property and all judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Premises or any part thereof or any interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises or the improvements thereon or any part thereof or interest therein, including any award for change of grade of streets;

     TOGETHER with all proceeds of the conversion, voluntary or involuntary, of the Mortgaged Property or any part thereof into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance, subject to the terms and conditions of this Mortgage; and

     TOGETHER with all right, title and interest of the Mortgagor in and to all options, extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, the Mortgagor, or constructed, assembled or placed by the Mortgagor on the Mortgaged Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein;

     TO HAVE AND TO HOLD the Mortgaged Property, with all the privileges and appurtenances to the same belonging, unto the Mortgagee and its successors and assigns to their use and behoof forever.

     AND the Mortgagor covenants and agrees with the Mortgagee as follows:


                                  ARTICLE I
               Representations and Covenants of the Mortgagor

     Section 1.1. Payment of the Indebtedness. Except with respect to Permitted Set-Offs as defined in Section 4.7 hereof, the Mortgagor will punctually pay the Indebtedness in immediately available funds as provided herein, in the Note or in any other loan documents (the "Loan Documents") delivered to the Mortgagee in connection with the loan (the "Loan") evidenced by the Note, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

     Section 1.2. Title to the Mortgaged Property. The Mortgagor warrants that: (a) the Mortgagor has fee simple title to the premises described in Schedule A and good indefeasible title to the balance of the Mortgaged
Property, free and clear of liens and encumbrances, except those exceptions to title set forth in the policy of title insurance insuring the lien of this Mortgage; (b) it has full power and lawful authority to encumber the Mortgaged Property in the manner and form herein set forth; (c) it owns or will own all the Collateral now or hereafter affixed to and/or used in connection with, the Premises, including any substitutions or replacements thereof, free and clear of liens and claims; (d) this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property; (e) it will preserve such title and will forever WARRANT AND DEFEND the same to the Mortgagee and will forever WARRANT AND DEFEND the validity and priority of the lien hereof against the claims of all persons and parties whomsoever; and (f) that this covenant shall not be extinguished by any foreclosure hereof but shall run with the Premises.

     Section 1.3. Maintenance of the Mortgaged Property. The Mortgagor shall maintain the Mortgaged Property in good repair, shall comply with the requirements of any governmental authority claiming jurisdiction over the Mortgaged Property within 30 days after an order containing such requirement has been issued by any such authority and promptly shall repair, restore, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty whatsoever or may be affected by any condemnation proceeding, and Mortgagor shall complete and pay for, within reasonable time, any structure that at any time is in the process of construction on the Premises. If at any time the then existing use or occupancy of any part of the Premises shall, pursuant to any zoning or other law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, the Mortgagor shall promptly advise the Mortgagee thereof and shall not cause or permit such use or occupancy to be discontinued without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld.
The Mortgagor shall not, without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld, threaten, commit, permit or suffer to occur any waste, material alteration, demolition or removal of the Mortgaged Property or any part thereof; provided, however, that fixtures included within the Collateral may be removed from the Premises if the Mortgagor concurrently therewith replaces same with similar items of equal or greater value, free of any lien, charge or claim of superior title and by such removal and replacement Mortgagor shall be deemed to have subjected such property to the lien of this Mortgage, and; provided further, however, that fixtures included within the Collateral which are no longer necessary for the operation of the Mortgaged Property need not be so replaced by Mortgagor . Mortgagor shall immediately notify Mortgagee of any such replacement and shall further execute such mortgage, security agreement or other documents as Mortgagee may require with respect thereto.

     Section 1.4. Insurance; Restoration. The Mortgagor shall keep the buildings and improvements now or hereafter located within the Premises insured against damage by fire and the other hazards covered by a standard fire, broad form extended coverage and vandalism and malicious mischief insurance policy for the full insurable value thereof (which, unless the Mortgagee shall otherwise agree in writing, shall mean the full repair and replacement value thereof without reduction for depreciation or co-insurance). In addition, the Mortgagee may require the Mortgagor to carry such other insurance, in such amounts as may from time to time be reasonably required by institutional lenders, against insurable risks which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the site and the type of building, construction, location, utilities and occupancy or any replacements or substitutions therefor, including, without limitation, war risk, nuclear explosion, demolition and contingent liability from the operation of "nonconforming" improvements on the Premises and earthquake. The Mortgagor shall additionally keep the buildings and improvements now or hereafter located in or on the Premises insured against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding Indebtedness or the maximum limit of coverage available with respect to the buildings under said Act, whichever is less, which policy or policies shall have endorsed thereon a long-form, non-contributory mortgagee clause in the name of the Mortgagee, so and in such manner and form that the Mortgagee shall at all times have and hold the said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to the Mortgagee to be applied as hereinafter provided.

              (a) The Mortgagee shall have the option in its sole discretion to apply any insurance proceeds it may receive pursuant to this Section 1.4 to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Premises. If any insurance proceeds are used for the restoration of the Premises, then such use shall be governed as hereinafter provided in subparagraphs (b), (c), (d), (e) and (f).

              (b) In the event of damage or destruction to the Premises, the Mortgagor shall give prompt written notice thereof to the Mortgagee and shall, to the extent permitted by law, promptly commence and diligently continue to repair, restore and rebuild the Premises so damaged or destroyed (the "work") to restore the Premises in full compliance with all legal requirements and so that the Premises shall be at least equal in value and general utility as they were prior to the damage or destruction.

              (c) The Mortgagor shall perform the work diligently and in good faith.

              (d) All insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Premises which the Mortgagee elects to be used for the restoration of the Premises, less the cost, if any, of such recovery and of paying out such proceeds (including attorneys' fees), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of the work referred to in subparagraph (b) above and shall be paid out from time to time to the Mortgagor or, upon the happening of an Event of Default, at the Mortgagee's option, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the work, as said work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Mortgagee may waive:

         (1) If the work to be done is structural, an architect chosen by Mortgagor and reasonably satisfactory to Mortgagee (the "Architect") shall be in charge of the work;

         (2) Each request for payment shall be made on seven days prior notice to the Mortgagee and shall be accompanied by a certificate of the Architect if one is required under subparagraph (d)(1) above, otherwise by the President or Chief Financial Officer of the Mortgagor, stating that (i) all of the work completed has been done in compliance with the plans and specifications approved by the Architect, if applicable, and in accordance with all provisions of law; (ii) the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Mortgagee does not exceed the value of the work done to the date of such certificate; and (iii) the amount of such proceeds remaining in the hands of the Mortgagee will be sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as the Mortgagee may require an estimate of the cost of such completion);

         (3) Each request shall be accompanied by waivers of liens satisfactory to the Mortgagee covering that part of the work previously paid for, if any, and by a title report prepared by a title company or attorney at law or by other evidence, all to be reasonably satisfactory to the Mortgagee, that there has not been filed with respect to the Premises any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the work not discharged of record and that there exist no encumbrances on or affecting the Premises other than encumbrances, if any, which are set forth in the title policy issued to the Mortgagee insuring the lien of this Mortgage;

         (4)  There shall be no Event of Default under this Mortgage; and

         (5) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law, if any, to render occupancy of the Premises legal.

         Upon completion of the work and payment in full therefor, or upon failure on the part of the Mortgagor promptly to commence or diligently to continue the work, or at any time upon request by the Mortgagor, the Mortgagee may apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Indebtedness.

              (e) In the event the work to be done is not structural, then the net insurance proceeds held by the Mortgagee for application thereto shall be paid to the Mortgagor by the Mortgagee upon completion of the work, subject to the provisions of the foregoing subparagraphs (b), (c) and (d), except those which are applicable only if the work to be done is structural.

              (f) If within 60 days after the occurrence of any damage or destruction to the Premises requiring structural work, the Mortgagor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter the Mortgagor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to contractors, mechanics, materialmen or others of the costs incurred in connection with such work, or, in the case of any damage or destruction not requiring structural work, as determined by the Mortgagee, in order to restore the Premises, if the Mortgagor shall fail to repair, restore and rebuild promptly the Premises so damaged or destroyed then, in addition to all other rights herein set forth, and after giving the Mortgagor 10 days' written notice of the nonfulfillment of one or more of the foregoing conditions, the Mortgagee, or any lawfully appointed receiver of the Premises may, at their respective options, unless the Mortgagor has cured the default, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and upon 24 hours prior notice to the extent reasonably necessary for any of the foregoing purposes, and the Mortgagor hereby waives, for the Mortgagor and all others holding under the Mortgagor, any claim against the Mortgagee and such receiver arising out of anything done by the Mortgagee or such receiver pursuant hereto, other than willful misconduct or gross negligence and the Mortgagee may apply insurance proceeds (without the need to fulfill any other requirements of this Section 1.4) to reimburse the Mortgagee, or such receiver, for all amounts expended or incurred by them, respectively, in connection with the performance of such work, and any excess costs shall be paid by the Mortgagor to the Mortgagee upon demand.

              (g) The Mortgagor shall (1) provide public liability insurance with respect to the Premises providing for limits of liability reasonably acceptable to the Mortgagee for both injury to or death of a person and for property damage.

              (h) All insurance policies required pursuant to this Section 1.4 other than those policies required by subparagraph (g) above shall be endorsed to name the Mortgagee as an insured thereunder, as its interest may appear, with loss payable to the Mortgagee, without contribution, under a long-form, non-contributory mortgagee clause. All insurance policies required pursuant to subparagraph (g) above shall name Mortgagor as an additional insured. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State of Connecticut, with a rating of "A-VI" or better as established by Best's Rating Guide or an equivalent rating with such other publication of a similar nature as shall be in current use, as shall be approved by the Mortgagee. Without limiting the foregoing, each policy shall provide that such policy may not be cancelled or materially changed except upon 30 days prior written notice of intention of non-renewal, cancellation or material change to the Mortgagee and that no act or thing done by the Mortgagor shall invalidate the policy as against the Mortgagee. In the event the Mortgagor fails to maintain insurance in compliance with this Section 1.4, the Mortgagee may, but shall not be obligated to, obtain such insurance and pay the premium therefor and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums, advances and expenses incurred in connection therewith. Not less than 30 days prior to the expiration date of each policy furnished pursuant to this
Section 1.4, the Mortgagor shall deliver to the Mortgagee copies of all original renewal policies, marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee certified by the insurance company or authorized agent as being true copies, together with the endorsements thereto required hereunder.

              (i) In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of the Mortgagor in and to all policies of insurance required by this Article or otherwise obtained by the Mortgagor shall inure to the benefit of and pass to the Mortgagee or any purchaser or transferee of the Mortgaged Property, as the case may be. The Mortgagor in such event hereby irrevocably appoints the Mortgagee its attorney in fact, coupled with an interest, to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise.

     Section 1.5. Maintenance of Existence. The Mortgagor shall do or cause to be done all things necessary to (a) preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and qualification; and (b) preserve and maintain in full force and effect its franchises, rights, privileges and good standing under the laws of each state in which the Mortgagor is transacting business or in which property owned by the Mortgagor is located, except for any such failure which would not have a material adverse effect on Mortgagor, and maintain any required duly authorized agent for service of process in each such state.

     Section 1.6. Taxes and Other Charges. Except as provided in Section 4.16 hereof, the Mortgagor shall pay and discharge, not later than the last day on which the same may be paid without penalty or interest, all taxes of every kind and nature, sewer rents, charges for water or for setting or repairing meters, and all other utilities serving the Premises, and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof (collectively "Impositions") and the Mortgagor shall exhibit to the Mortgagee within 10 days after the final date that items specified in this Section 1.6 can be paid without interest or penalty, validated receipts showing the payment of such taxes, sewer rents, water, meter and other utility charges, assessments, levies, fees and other charges which may be or become a lien on the Mortgaged Property. Should the Mortgagor default in the payment of any of the foregoing, the Mortgagee may, with written notice to Mortgagor, but shall not be obligated to, pay the same or any part thereof and the Mortgagor shall, on demand, reimburse the Mortgagee for all amounts so paid. The Mortgagor shall not enter into any written or oral agreement which has the effect of deferring the payment of Impositions which can be assessed, levied, confirmed, imposed or become a lien on the Mortgaged Property without the consent of the Mortgagee; provided, however, that if the Impositions can be paid in installments, Mortgagor shall be entitled to pay the same in such installments.

     Mortgagor hereby assigns to Mortgagee all rights of Mortgagor now or hereafter arising in and to any refunds of Impositions, or other charges relating to the Premises or the debt secured hereby. If upon receipt of any such refund by Mortgagee, no Event of Default shall have occurred hereunder and then be continuing, then Mortgagee shall promptly pay over the same to Mortgagor, if an Event of Default shall have occurred and then be continuing, Mortgagee may apply said refund in reduction of any amount secured hereby.

     Section 1.7. Condemnation Awards. In the event all or any part of the Premises are taken in eminent domain or condemnation proceedings, or by alteration in grade of any street or any reacquisitions by any redevelopment or other governmental agency or for public use or in any other manner, all of the expense, including appraisers' and attorneys' fees, reasonably incurred therein by Mortgagee shall be paid by Mortgagor to Mortgagee upon demand, with interest at the Default Rate as defined in the Note, from the date of such demand until paid, and shall be secured by this Mortgage. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in such proceedings, and the Mortgagor from time to time will deliver to the Mortgagee all instruments reasonably requested by it to permit such participation. All awards and compensation or other taking, or purchase in lieu thereof (but only to the extent to pay the Indebtedness), of the Premises or any part thereof which are awarded for the taking of the portion of the Mortgaged Property which constitutes real property, are hereby assigned to and shall be paid to the Mortgagee. The Mortgagor hereby authorizes the Mortgagee to collect and receive such awards and compensation, to give proper receipts and acquittances therefor and, in the Mortgagee's sole discretion, to apply the same toward the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Premises (or to the applicable portion thereof). The Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purposes of confirming the assignment of the aforesaid awards and compensation to the Mortgagee, free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. In the event Mortgagee shall be prohibited from intervening and participating in any such condemnation proceedings by the court having jurisdiction over such proceedings, Mortgagor shall consult with Mortgagee in connection with such proceedings, and Mortgagor shall not enter into any agreement with regard to the Mortgaged Property or any award or payment on account thereof unless Mortgagee shall have consented thereto in writing, which consent shall not be unreasonably withheld.

     Notwithstanding any taking by condemnation, there shall be no abatement or reduction in the amounts of payments owed by Mortgagor hereunder or under the
Note in the event of any condemnation affecting the Mortgaged Property, and Mortgagor shall continue to make all payments or principal and interest provided for herein and therein. Any awards therefor actually received and retained by Mortgagee shall be applied by Mortgagee against the principal due at maturity under the Note. Any reduction in the principal resulting from the application by Mortgagee of such awards shall be net of all collection costs, disbursements, expenses, and reasonable counsel fees and shall be deemed to take effect only on the date of actual receipt of such award by Mortgagee. In the event of any loss or damage to the Mortgaged Property occasioned by condemnation, Mortgagor shall promptly commence and diligently pursue to completion the repair, restoration, and rebuilding of the Mortgaged Property to as nearly as possible its value, condition, and character immediately prior to such loss or damage.

     Section 1.8. Mortgage Authorized. The Mortgagor hereby warrants and represents that the execution and delivery of this Mortgage, the Note and the other Loan Documents has been duly authorized and that there is no provision in the Mortgagor's charter documents or any other agreement to which Mortgagor is a party or by which any of its property is bound, requiring further consent for such action by any other entity or person; the Mortgagor is duly organized, validly existing and in good standing under the laws of the State of Wisconsin and duly qualified in each jurisdiction in which it is required to be so qualified except in those jurisdictions where the failure to be so qualified would not have a material adverse effect on Mortgagor and has (a) all necessary and material licenses, authorizations, registrations and approvals and (b) full power and authority to own its properties and carry on its business as presently conducted; the Mortgagor has the power, authority and legal right to carry on the business now conducted by them and to engage in the transactions contemplated by this Mortgage, the Note and the other Loan Documents; and the execution and delivery by and performance of the Mortgagor's obligations under this Mortgage, the Note and the other Loan Documents has been duly authorized by all necessary corporate action by the Mortgagor and will not result in the Mortgagor being in default under any provision of its charter documents or any other agreement to which Mortgagor is a party or by which any of its property is bound.

     Section 1.9. Costs of Defending and Upholding the Lien. If any action or proceeding is commenced in which the Mortgagee is made a party, or in which, in the reasonable opinion of the Mortgagee, it becomes necessary to defend or uphold the lien of this Mortgage, the Mortgagor shall, on demand, reimburse the Mortgagee for all expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) incurred by the Mortgagee in any such action or proceeding.

     Section 1.10. Additional Advances and Disbursements. Except as provided in Section 4.16 hereof, the Mortgagor shall pay when due all payments and charges on all liens, encumbrances, ground and other leases, and security interests which may be or become superior, equal or inferior to the lien of this Mortgage, and upon an Event of Default with respect to this obligation, the Mortgagee shall have the right, but shall not be obligated, to pay, with notice to the Mortgagor, such payments and charges, and the Mortgagor shall, on demand, reimburse the Mortgagee for amounts so paid. In addition, upon an Event of Default with respect to this obligation, the Mortgagee shall have the right, but shall not be obligated, to cure such default in the name and on behalf of the Mortgagor. All sums advanced and reasonable expenses incurred at any time by the Mortgagee pursuant to this Section 1.10 or as otherwise provided under the terms and provisions of this Mortgage or under applicable law shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate, as defined in the Note.

     Section 1.11. Cost of Enforcement. The Mortgagor agrees to bear and pay all expenses (including reasonable attorneys' fees and appellate attorneys' fees) of or incidental to the enforcement of any provision hereof, or the enforcement, compromise or settlement of this Mortgage or the Indebtedness, and for the curing thereof, or for defending or asserting the rights and claims of the Mortgagee in respect thereof, by litigation or otherwise. All rights and remedies of the

Mortgagee shall be cumulative and may be exercised independently, singly or concurrently. Notwithstanding anything herein contained to the contrary, to the extent permitted by law, the Mortgagor: (a) hereby waives trial by jury; (b) will not (1) at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property, or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (2) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (3) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (c) hereby expressly waives all benefit or advantage of any such law or laws; (d) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted; and (e) waives all right to have the Mortgaged Property marshalled upon any foreclosure hereof.

     Section 1.12. Mortgage Taxes. The Mortgagor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Mortgagee by reason of its ownership of the Note or this Mortgage or any mortgage supplemental hereto, any security instrument with respect to any fixtures or personal property owned by the Mortgagor at the Premises and any instrument of further assurance, other than income, franchise and doing business taxes, and shall pay all stamp taxes and other taxes required to be paid on the Note or necessary for filing or recording any Loan Documents. In the event the Mortgagor fails to make such payment within five days after written notice thereof from the Mortgagee, then the Mortgagee shall have the right, but shall not be obligated, to pay the amount due, and the Mortgagor shall, on demand, reimburse the Mortgagee for said amount.

     Section 1.13.  Intentionally Omitted.

     Section 1.14.  Intentionally Omitted

     Section 1.15. Transfers, Encumbrances and Liens. Mortgagor recognizes that any secondary or junior financing placed upon the Mortgaged Property could
(a) divert funds which would otherwise be used to pay the Indebtedness evidenced by the Note and secured by the Loan Documents; (b) result in acceleration and foreclosure by any such junior encumbrancer, which could force Mortgagee to take measures and incur expenses to protect its security; and (c) impair Mortgagee's right to accept a deed in lieu of foreclosure from Mortgagor, as a foreclosure by Mortgagee would be necessary to clear the title to the Mortgaged Property. Mortgagor covenants and agrees that so long as the Indebtedness secured by this Mortgage is outstanding, there will be no secondary financing, mortgage, or encumbrance with respect to the Mortgaged Property; and Mortgagor will not suffer to exist any encumbrance, including liens of mechanics or materialmen, other than those listed in the policy of title insurance dated the date hereof insuring the lien of this Mortgage, whether such mortgage or encumbrance is prior or subordinate to this Mortgage and the lien hereof. All agreements and obligations to pay commissions or fees in connection with the leasing of any portion of the Mortgaged Property shall be subject and subordinate to this Mortgage and shall not be enforceable against Mortgagee or any purchaser at a foreclosure sale hereunder, or their respective successors.

     Any encumbrance, pledge, transfer or other alienation upon or of the Mortgaged Property or any change in the present ownership of all or any part of the Mortgaged Property shall, at the option of the Mortgagee, constitute an Event of Default hereunder.

     Mortgagor agrees that in the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than the Mortgagor, Mortgagee may, without notice to Mortgagor, deal in any way with such successor or successors in interest (whether immediate or remote) with reference to this Mortgage and the Note and other sums hereby secured without in any way vitiating or discharging Mortgagor's liability hereunder or upon the Note and other sums hereby secured. No sale of the Mortgaged Property and no forbearance to any person with respect to this Mortgage and no extension to any person of the time for payment of the Note and other sums hereby secured given by Mortgagee shall operate to release, discharge, modify, change, or affect (i) the original liability of Mortgagor either in whole or in part; or (ii) the covenants of Mortgagor under this Section 1.15.

     Section 1.16.  Intentionally Omitted

     Section 1.17. Assignment of Leases. As further security for the payment of the sums secured hereby, Mortgagor hereby transfers, assigns and sets over to Mortgagee all leases heretofore and hereafter entered into by Mortgagor relating to portions or all of the Mortgaged Property, together with all modifications, supplements, extensions and renewals thereof now existing or hereafter made, and also together with the rights to sue for, collect and receive all rents, additional rents, and other sums or payments due in all of said leases provided to be paid to Mortgagor thereunder, and also together with the rights of Mortgagor to receive, hold and apply all bonds, deposits, and security in all of said leases provided to be furnished to the Mortgagor thereunder, and also together with the rights of Mortgagor to enforce any and all of the agreements, terms, covenants and conditions provided in all of said leases and to give notices thereunder; provided, however, that as long as Mortgagor shall not have defaulted in the performance of any obligation, covenant or agreement under any collateral instrument further securing payment of the Indebtedness and, in addition, no event shall have occurred which would give Mortgagee the right to declare the Indebtedness due and payable, then Mortgagor shall have the license to collect, but not more than one month in advance, all rents, additional and percentage rents and other sums payable under said leases.

     Mortgagor shall not otherwise assign or pledge any lease of the Mortgaged Property, or any part thereof, or the rights to sue for, collect and receive any rents or other sums payable thereunder and shall enforce all of the agreements, terms, covenants or conditions to be performed by lessees thereunder, and shall perform every obligation of Mortgagor thereunder.

     Nothing contained in this Mortgage, and/or no exercise by the Mortgagee of its rights hereunder, shall be construed to obligate Mortgagee to perform any of the covenants of Mortgagor under any of the leases hereinabove assigned or shall be deemed to constitute Mortgagee a mortgagee in possession in the absence of any actual entry into and taking possession of the Mortgaged Property by Mortgagee.

     Mortgagor shall perform, observe, and comply with all of the terms, covenants, and conditions of the Assignment of Leases and Rentals of even date herewith to be recorded in the Farmington Land Records and of any other of the Loan Documents as if such terms, covenants, and conditions were set forth herein.

     Mortgagor shall furnish Mortgagee at any time, upon reasonable written demand, with a lease ratification and estoppel agreement as to any lease affecting the Premises, in form and substance satisfactory to Mortgagee, which shall be executed by Mortgagor and by the lessee (provided, however, that Mortgagor shall only be obligated to use its reasonable efforts to obtain execution by each such lessee and shall not be in default hereunder if the lessee under any such lease fails to sign such an agreement or does not return the same in a timely manner so long as all future leases contain a requirement that the lessee provide such an agreement) stating the terms of the lease, the tenancy, and the status of rent payments, and, if such be the case, that there exist no defaults thereunder and that all work required to be performed by the lessor under the lease has been completed; agreeing that no future modifications or amendments shall be effected without the written consent of Mortgagee, and providing that the lessee shall attorn to Mortgagee in the event Mortgagee shall become the owner of the Premises.

     The foregoing rights given the Mortgagee are intended to be complementary to any rights given the Mortgagee under any separate assignment of leases from the Mortgagor to the Mortgagee and shall be construed accordingly.

     Section 1.18. Indemnity. Mortgagor will indemnify and hold the Mortgagee harmless against any loss, liability, damage, cost or expense, including, without limitation, any judgment, attorney's fee, costs of appeal bonds and printing costs, arising out of or relating to or incurred in connection with any suit, action or proceeding that might in any way, in the reasonable opinion of the Mortgagee, affect the priority or effectiveness of the lien of this Mortgage.

     Section 1.19.  Environmental Protection.

         (a) Definitions. The term "Polluting Substance" shall mean any hazardous, toxic, or polluting waste or substance including (without limiting the generality of the foregoing) any of the following: "hazardous waste" (as defined in the regulations adopted under RCRA, defined below); oil or petroleum products; "chemical liquids or solid, liquid, or gaseous products" (as those terms are used in the Superlien Statute, defined below); asbestos; polychlorinated biphenyls; formaldehyde compounds, explosives, and radioactive materials. The term "Environmental Law" shall mean any statutory, regulatory, or decisional law pertaining to protection of the environment or to any Polluting Substance, including (without limiting the generality of the foregoing) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"); the Resource Conservation and Recovery Act of 1976 ("RCRA"); and Title 22a "Environmental Protection" of the Connecticut General Statutes; including particularly Sections 22a-448 through 22a-457 of the Connecticut General Statutes (the "Superlien Statute"); as any of them may be amended from time to time, with the regulations promulgated thereunder. The term "release" as used herein shall include both the meaning specified in CERCLA and a "spill" as defined in Section 22a-452c of the Connecticut General Statutes. In the event any Environmental Law is amended to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment.

         (b) Covenants and Agreements. Mortgagor covenants and agrees that, except where a breach of the following individually or in the aggregate (I) would not be reasonably likely to have a material adverse effect on Mortgagor's ability to perform its obligations pursuant to this Mortgage or (II) would not be reasonably likely to materially impair the value of the Mortgaged Property:
(i) Mortgagor will not release any Polluting Substance on the Mortgaged Property or on any properties adjacent to the Mortgaged Property in material contravention of any applicable Environmental Law; (ii) Mortgagor will not become involved in operations at the Mortgaged Property involving unlawful use of Polluting Substances or any other activity that would violate any applicable Environmental Law or that would be reasonably likely to lead to the imposition on Mortgagor of liability under any Environmental Law; (iii) Mortgagor, at its sole cost and expense, will comply in all material respects with the requirements of all applicable Environmental Laws; (iv) Mortgagor will notify Mortgagee promptly in the event of the material presence (to the extent not known by Mortgagee at the time of the execution of the Purchase Agreements) or release of any Polluting Substance at or affecting the Mortgaged Property in material contravention of any applicable Environmental Law and give to Mortgagee a copy of any notice of violations of any Environmental Law received by Mortgagor; (v) in the event any Polluting Substance is found at the Mortgaged Property in material contravention of any applicable Environmental Law, Mortgagor will ensure compliance with all applicable Environmental Laws with respect to the removal or remediation of such Polluting Substance; (vi) Mortgagor will keep the Mortgaged Property free and clear of any lien imposed pursuant to any applicable Environmental Law; and
(vii) Mortgagor will include in all future leases of any portion of the Mortgaged Property provisions requiring compliance with all Environmental Laws and reporting of information regarding such compliance to Mortgagor and Mortgagee.

         (c) Site Assessments. Mortgagor agrees to permit Mortgagee, at its reasonable election after written notice to Mortgagor, at any time and from time to time, after the occurrence and during the continuance of an Event of Default or if Mortgagee has good reason to suspect the presence of a Polluting Substance on the Mortgaged Property in material contravention of any applicable Environmental Law, to cause one or more environmental site assessments of the Mortgaged Property to be undertaken. An environmental site assessment may include, to the extent reasonably necessary, a detailed visual inspection of the Mortgaged Property, including, without limitation, all storage areas, storage tanks, drains, dry wells, and leaching areas, as well as the taking of samples of soil, surface water, and ground water and such other investigation or analysis as is reasonably necessary or appropriate to address such Event of Default or the suspected presence of a Polluting Substance in material contravention of any applicable Environmental Law.

         (d) Mortgagee's Right to Cure. In the event Mortgagor fails to comply with the requirements of any applicable Environmental Law in material contravention of any applicable Environmental Law, unless (I) such failure would not be reasonably likely to have a material adverse effect on Mortgagor's ability to perform its obligations pursuant to this Mortgage and (II) such failure would not be reasonably likely to materially impair the value of the Mortgaged Property, Mortgagee may at its election, but without the obligation so to do: (i) give such notices, cause such work to be performed at the Mortgaged Property (or other land included in the same property description with the Mortgaged Property within three years prior to such failure of compliance), and take any and all such other reasonable actions necessary in order to cure such failure of material compliance; or (ii) by the payment of any assessment, claim, or charge imposed by any governmental authority, be thereby subrogated to the rights of such governmental authority, but no such payment shall be deemed to relieve Mortgagor from any default hereunder or impair any right or remedy consequent thereon.
Any amounts paid by Mortgagee as a result of Mortgagor's failure to comply herewith, together with interest thereon at the Default Rate set forth in the Note, shall be immediately due and payable by Mortgagor to Mortgagee and until paid shall be added to and become a part of the Entire Indebtedness, having the benefit of the lien hereby created and of its priority, and the same may be collected as a part of the Entire Indebtedness in any suit hereon or upon the Note, to the extent permitted by law, but no such advance shall be deemed to relieve Mortgagor from any default hereunder or impair any right or remedy consequent thereon. Mortgagor hereby grants to Mortgagee a license to enter the Mortgaged Property and remove any Polluting Substance that is in material contravention of any applicable Environmental Law from the Mortgaged Property.

         (e) Indemnity. Mortgagor further covenants and agrees unconditionally and absolutely to defend, indemnify, and forever hold Mortgagee harmless from and against all fines, charges, fees, response costs (including cleanup, removal or mitigation), losses, liabilities, damages, costs and expenses, causes of actions, suits, claims, demands, and judgments of any nature suffered or incurred by Mortgagee and arising out of or in connection with any of the following:

         (i) the presence, or any release, of any Polluting Substance at or affecting the Mortgaged Property;

        (ii) the application, or any claim of application, of any Environmental Law to the Mortgaged Property or the operation thereof, including any requirement for clean-up of any Polluting Substance or the assertion of any lien because of any release;

       (iii) any failure by Mortgagor to comply with the terms of any order of the Connecticut Department of Environmental Protection or any other federal, state, or municipal governmental authority under any Environmental Law; and

        (iv) any losses as a result of a lien in favor of the Commissioner of Environmental Protection or any other person having priority over this Mortgage.

Such expenses shall include (without limiting the generality of the foregoing) reasonable engineers' and reasonable attorneys' fees and the costs of any environmental audits or other tests required by Mortgagee in its discretion to ascertain whether any Polluting Substance in material contravention of any applicable Environmental Law is present at or affects the Mortgaged Property. Such losses shall include the assertion of any lien relating to any release at or affecting the Mortgaged Property or any other land included in the same property description with the Mortgaged Property at any time within three (3) years prior to such release.

         (f) Survival. For a period of five years beginning on the date of Closing under the Asset Agreement, as defined in Section 4.7 hereof, this indemnity shall extend to Mortgagee as holder of the Mortgage, mortgagee in possession, or as successor in interest to Mortgagor as owner of the Mortgaged Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure and shall survive the repayment of the Indebtedness and the cancellation, release, or discharge of this Mortgage.

         (g) Relation to Purchase Agreements. (i) Notwithstanding any other provision of this Section 1.19 to the contrary, no provision in this Section
1.19 shall in any way change the respective obligations of Mortgagor and Mortgagee pursuant to the Purchase Agreements, as defined in Section 4.7 hereof.

              (ii) To the degree that any provision of either of the Purchase Agreements conflicts with any provision of this Section 1.19, the provision of the Purchase Agreements, as defined in Section 4.7 hereof, will control.

              (iii) No provision of this Section 1.19 or any other portion of this Mortgage shall be construed as requiring Mortgagor to indemnify Mortgagee from or against any fines, charges, fees, response costs (including cleanup, removal or mitigation), losses, liabilities, damages, costs and expenses, causes of action, suits, claims, demands or judgments for which Mortgagor is indemnified pursuant to either of the Purchase Agreements by Sellers and the Shareholders, as those terms are used and defined in either of the Purchase Agreements as defined in
Section 4.7 hereof.

     Section 1.20. Validity of Loan Documents. This Mortgage, the Note and the other Loan Documents are in all respects legal, valid and binding in accordance with their respective terms and grant to the Mortgagee a direct, valid and enforceable lien on and security title in and to the Mortgaged Property. The Mortgage, the Note and the other Loan Documents have been validly executed by the Mortgagor and are now binding on the Mortgagor and in full force and effect and the Mortgagor and the other parties to the foregoing instruments have faithfully performed all their obligations thereunder as of the date hereof, and none of said other parties has asserted any claim of default on the part of the Mortgagor.

     Section 1.21.  Intentionally Omitted

     Section 1.22.  Intentionally Omitted.

     Section 1.23. Compliance with Requirements. Except with respect to Environmental Laws (Mortgagor's compliance with which shall be governed under Section 1.19 hereof), the Mortgagor shall comply promptly with all material regulations, rules, ordinances, statutes, orders, decrees or other requirements of all governmental authorities applicable to the Mortgaged Property or any part thereof and shall furnish the Mortgagee, on demand, independent evidence of such compliance.

     Section 1.24. Compliance With Restrictive Covenants and Easements. The Mortgagor shall comply with all restrictive covenants affecting the Premises and shall fully perform each and every obligation of the Mortgagor under any reciprocal agreement, easement, parking agreement or any other agreement requiring the performance of the Mortgagor and affecting the Mortgaged Property, including all agreements affecting the operation, maintenance or repair of the Mortgaged Property or any easement appurtenant to or right-of-way adjacent to any portion thereof.

     Section 1.25. Priority of the Mortgage. The Mortgagor covenants and agrees at all times to keep the Premises and all materials, equipment and fixtures incorporated therein or to be used in connection therewith free from any attachment or lis pendens, from any mechanics' or other liens or notices arising from the furnishing of materials or labor and from all other liens and encumbrances of any kind, including those arising from additional or secondary financing (except real estate taxes not yet due and payable and encumbrances approved by the Mortgagee), whether any such liens and encumbrances be prior to or subject and subordinate to the Mortgage, and that at no time will any notice of any contract or mechanics' liens be recorded. The Mortgagor shall cause the prompt (but in no event later than 30 days after imposition), full and unconditional release of all liens and encumbrances or pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom, and, in general, the Mortgagor shall do, or cause to be done, at the cost of the Mortgagor and without expense to the Mortgagee, anything necessary to fully preserve the lien of the Mortgage. In the event the Mortgagor fails to make payment of such claims and demands and a lien is attached to the Mortgaged Property, or any part thereof, or on the revenues, rents, issues, income or profits arising therefrom, the Mortgagee may, but shall not be obligated to, make payment thereof, and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums so expended. The Mortgagor shall pay or cause to be paid prior to the time interest or penalties would accrue thereon all taxes, charges, betterment or other assessments relating to the Premises or the materials stored thereon and, upon request of the Mortgagee, shall provide the Mortgagee with evidence of such payment satisfactory to the Mortgagee.
Prior to the execution thereof by the Mortgagor, all easements affecting the Premises shall be submitted to the Mortgagee for its approval, which approval with respect to utility easements shall not be unreasonably withheld, accompanied by a plan in recordable form showing the location thereof. The Mortgagee shall approve or disapprove such easements within 30 days of receipt of such easements and plans and if the Mortgagee fails to act within such period, then the Mortgagee shall be deemed to have approved such easements.
With respect to utility easements which are approved by the Mortgagee, the Mortgagee shall agree to subordinate this Mortgage to such easements on terms and conditions reasonably satisfactory to the Mortgagee, provided the easements:
(a) are to be fixed and located, (b) will not encroach upon or under or over Improvements and other easements and (c) do not materially affect the adequacy of the Mortgagee's security for the payment of the Indebtedness.

     Section 1.26. Independence of Premises. Mortgagor shall not by act or omission permit any building or other improvements on premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement for the existence of such premises or such building or improvement; and no building or other improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Premises as single subdivided zoning lots separate and apart from all other premises.

     Section 1.27. General Representations, Covenants and Warranties. Mortgagor represents and covenants that (a) Mortgagor is now able to pay its debts as they mature, the fair market value of its assets exceed its liabilities, and no bankruptcy or insolvency case or proceeding is pending or contemplated by or against Mortgagor and (b) Mortgagor is not in default under the terms of any material instrument evidencing or securing any indebtedness of Mortgagor and there has occurred no event which would, if uncured or uncorrected, constitute a default under any such material instrument with the giving of notice, passage of time, or both.


                                 ARTICLE II
                             Security Agreement

     Section 2.1. Creation of Security Interest. The Mortgagor hereby grants to the Mortgagee a security interest in the Collateral, including without limitation any and all property of similar type or kind hereafter located on or at the Premises in which the Mortgagor has a possessory or title interest, and any proceeds thereof for the purpose of securing all obligations of the Mortgagor set forth in this Mortgage.

     Section 2.2. Warranties, Representations and Covenants of the Mortgagor. The Mortgagor hereby warrants, represents and covenants as follows:

         (a) Except for the security interest granted hereby, Mortgagor is, and as to portions of the Collateral to be acquired after the date hereof will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. The Mortgagor shall notify the Mortgagee of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

         (b) Except as otherwise provided herein, the Mortgagor shall not further encumber or grant a security interest in any of the Collateral or lease or otherwise treat the same in any manner whereby the ownership or any beneficial interest in any of the Collateral shall be held by any person or entity other than Mortgagor without the prior written consent of the Mortgagee.

         (c) The Collateral is not used or bought for personal, family or household purposes.

         (d) The Collateral shall be kept on or at the Premises, and the Mortgagor shall not remove the Collateral from the Premises without the prior written consent of the Mortgagee, except such portions or items of the Collateral as are in the process of being cleaned and repaired or are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Mortgagor.

         (e) The Mortgagor maintains a place of business in the State of Connecticut, and the Mortgagor shall immediately notify Mortgagee in writing of any change in its place of business as set forth in the beginning of this Mortgage.

         (f) This Mortgage constitutes a Security Agreement as that term is used in the Uniform Commercial Code of the State of Connecticut.

     Section 2.3. Mortgage as Financing Statement. Carbon, photographic, or other reproduction of this Mortgage or any financing statement relating to this Mortgage shall be sufficient as a financing statement. This Mortgage is effective and shall be effective as a financing statement filed as a fixture filing with respect to all goods which are or are to become fixtures included within the Premises and is to be filed for record in the real estate records of the Office of the Town Clerk of the town where the Premises are situated. The mailing address of Mortgagor and the address of Mortgagee from which information concerning the security interest may be obtained are set forth in the section hereof entitled "Notices".

     Section 2.4. Uniform Commercial Code: Financing Statements. In addition to any other rights and remedies availed to Mortgagee hereunder, Mortgagee shall have all the rights of a secured party under the Connecticut Uniform Commercial Code. Furthermore, to the extent permitted by law, Mortgagor hereby authorizes Mortgagee to sign and file financing statements or continuation statements at any time in respect of any of the Collateral without such statements being executed by, or on behalf of, Mortgagor, but Mortgagor will, however, at any time on request of Mortgagee, execute, or cause to be executed, financing statements in respect of any Collateral. Mortgagor agrees to pay all filing fees, including fees for filing continuation statements in connection with such financing statements and to reimburse Mortgagee for all costs and expenses of any kind incurred in connection therewith.


                                  ARTICLE III
                              Default and Remedies

     Section 3.1. Events of Default. The following shall constitute Events of Default under this Mortgage:

         (a) failure to pay within 5 days of the date when due, any of the following: (i) any installment of the interest which shall become due and payable under the Note; or (ii) any other sums to be paid by Mortgagor under the Note or under any of the Loan Documents; or

         (b) there shall be a failure to pay when due any Imposition or insurance premium when the same becomes due hereunder; or

         (c) any insurance coverage required to be maintained by Mortgagor pursuant to Section 1.4 of this Mortgage is cancelled, lapses, or is terminated and is not immediately replaced with coverage complying with all the requirements of this Mortgage so as to prevent any gap in coverage, or there is any other default related to insurance; or

         (d) default in the due observance or performance of any of the terms, covenants or conditions contained in the Note (except for failure to make any payment, in which case Section 3.1(a) shall apply), in this Mortgage, in the Loan Documents or in any other agreement that the Mortgagor has with the Mortgagee for more than 15 days after receipt from the Mortgagee of written notice of such default, provided, however, that if (i) the curing of such default cannot be accomplished with due diligence within said 15 day period,
(ii) Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee and thereafter diligently and continuously prosecutes the cure of such default, and (iii) the extension of the period for effecting a cure herein provided for will not result in any material impairment of the Mortgaged Property, or any portion thereof, or Mortgagee's lien thereon, then such 15 day period shall be extended for such additional period of time as shall be reasonably deemed necessary for Mortgagor so acting to cure such default but in no event beyond thirty (30) additional days; provided further, however, that such notice and grace period set forth in this subsection (d) shall not apply to any other Event of Default expressly set forth in this Section 3.1 or to any Event of Default defined as such in the Note, in this Mortgage or in any of the other collateral documents relating to the loan, or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

         (e) intentionally omitted; or

         (f) the further assignment or encumbrance by the Mortgagor of the leases or rents of the Premises or any part thereof without prior written consent of the Mortgagee; or

         (g) unless the same are being contested as permitted pursuant to
Section 4.16 hereof, the failure of the Mortgagor to pay or cause to be paid, before any fine, penalty, interest or cost may be added thereto, all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Mortgaged Property or become payable during the term of the Note or this Mortgage; or

         (h) except as permitted in Section 1.15 of this Mortgage, the conveyance, assignment, sale or attempted sale, or other disposition of the Mortgaged Property or the further mortgage, pledge, financing, refinancing or other encumbrance by the Mortgagor of the Mortgaged Property or any part thereof; or

         (i) if the Mortgagor consents to the appointment of a receiver, liquidator or trustee of the Mortgagor or all or a material portion of its properties; or

         (j) if a receiver, liquidator or trustee of the Mortgagor or all or a material portion of its properties shall be appointed without the consent of the Mortgagor and the same is not removed within 60 days; or

         (k) if a petition in bankruptcy, an insolvency proceeding or a petition for reorganization shall have been filed against the Mortgagor and same is not withdrawn, dismissed, cancelled or terminated within 60 days; or

         (l) if the Mortgagor is adjudicated bankrupt or insolvent or a petition for reorganization is granted (without regard for any grace period provided for herein); or

         (m) if there is an attachment or sequestration of any of the material property of the Mortgagor and same is not promptly discharged or bonded; or

         (n) if the Mortgagor files or consents to the filing of any petition in bankruptcy or commences or consents to the commencement of any proceeding under the Federal Bankruptcy Act or any other law, now or hereafter in effect, relating to the reorganization of the Mortgagor or the arrangement or readjustment of the debts of the Mortgagor; or

         (o) if the Mortgagor shall make an assignment for the benefit of its creditors or shall admit in writing the inability to pay its debts generally as they become due or shall consent to the appointment of a receiver, trustee or liquidator of all or material part of its property; or

         (p) if the Mortgagor shall cause or institute any proceeding for the dissolution or termination of the Mortgagor; or

         (q) if the Mortgagor ceases to do business or terminates its business as presently conducted for any reason whatsoever; or

         (r) any lien or claim of lien for labor, materials or, unless the same are being contested as permitted pursuant to Section 4.16 hereof, taxes (except for ad valorem taxes not yet due and payable) or otherwise shall be filed against any of the Mortgaged Property and remain unsatisfied or unbounded for a period of 30 days after the Mortgagor receives notice of filing thereof.

         (s) except as permitted or contemplated by the Purchase Agreements, as defined in Section 4.16 hereof, Mortgagor is deprived of title, possession, or control of the Mortgaged Property, or any part thereof, by process of operation of law or order of any court; or

         (t) any non-payment of any material indebtedness of Mortgagor (other than the Note or other material indebtedness described herein) occurs if the effect of such non-payment is to accelerate the maturity of such material indebtedness or any other material indebtedness, the validity of which is not being contested in good faith by appropriate proceedings.

     Failure to exercise any option to accelerate upon the occurrence of an Event of Default or other circumstance permitting the exercise of such option shall not constitute a waiver of the default or of the right to exercise such option at a later time so long as such default or other circumstance continues to exist, and shall not constitute a waiver of the right to exercise such option in the event of any other default or circumstance specified herein.

     Section 3.2. Remedies. Upon the occurrence of any Event of Default, the Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Mortgaged Property, including but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee:

         (a) declare the entire unpaid Indebtedness to be immediately due and payable; or

         (b) enter into or upon the Premises, either personally or by its agents, nominees or attorneys, and dispossess the Mortgagor and its agents and servants therefrom, and thereupon the Mortgagee may (1) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises; (2) complete any construction on the Premises in such manner and form as the Mortgagee deems advisable; (3) make alterations, additions, renewals, replacements and improvements to or on the Premises; (4) exercise all rights and powers of the Mortgagor with respect to the Mortgaged Property, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all rents from the Premises and every part thereof; and (5) apply the receipts from the Premises to the payment of Indebtedness, in such order as the Mortgagee may determine after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of the Mortgagee, its counsel, agents and employees; or

         (c) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or upon credit in one or more parcels; or

         (d) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due; or

         (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note; or

         (f) to the fullest extent permitted by law, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage; or

         (g) at the option of Mortgagee and irrespective of whether or not Mortgagee shall actually elect to declare the Indebtedness due and payable, Mortgagee shall be entitled, at its option, to the appointment of a receiver of the Mortgaged Property or the rents and profits of the Mortgaged Property, and such receiver shall be appointed with or without notice and without regard to the adequacy of any security held for the payment of the Indebtedness and other sums secured hereby or the solvency of any person or persons liable for the payment of such amounts. Such receiver may also be granted such extended powers, duties, and authority as would be necessary or useful in the management and operation of the Mortgaged Property, including without limitation the power to enter into, modify, terminate, and enforce leases; pay Impositions and other operating expenses; employ property managers; make payments of such portions of the Indebtedness and in such order as Mortgagee may elect; and expend reasonable sums in repair and maintenance of the Mortgaged Property.

         (h) exercise any or all of the remedies available to a secured party under the Connecticut Uniform Commercial Code, including, but not limited to:
(1) either personally or by means of a court appointed receiver, to take possession of all or any of the Collateral and exclude therefrom the Mortgagor and all others claiming under the Mortgagor, and thereafter to hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Mortgagor in respect to the Collateral or any part thereof. If the Mortgagee demands or attempts to take possession of the Collateral in the exercise of any rights under any of the instruments which secure the Note, the Mortgagor promises and agrees promptly to turn over and deliver complete possession thereof to the Mortgagee; (2) without notice to or demand upon the Mortgagor, to make such payments and do such acts as the Mortgagee may deem necessary to protect its security interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; (3) to require the Mortgagor to assemble the

Collateral or any portion thereof, at a place designated by the Mortgagee and reasonably convenient to both parties, and promptly to deliver such Collateral to the Mortgagee, or an agent or representative designated by it. The Mortgagee, and its agents and representatives shall have the right to enter upon any or all of the Mortgagor's premises and property to exercise the Mortgagee's rights hereunder; (4) to sell, lease or otherwise dispose of the Collateral at public or private sale or auction sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Mortgagee may determine. The Mortgagee may be a purchaser at any such sale, and unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Mortgagee shall give the Mortgagor at least 5 days prior written notice of the time and place of any public sale of the Collateral or other intended disposition thereof. Such notice may be mailed to the Mortgagor at the address hereinafter set forth for notices; (5) to sell the Mortgaged Property including the Collateral at one sale, in connection with any foreclosure or any other sale all of which shall be deemed to be commercially reasonable. Notices given in connection with foreclosure shall constitute reasonable notice hereunder. The taking of possession of the Collateral shall not prevent concurrent or later proceedings for the foreclosure and sale of other portions of the Mortgaged Property as provided elsewhere herein.

         (i) pursue such other remedies as the Mortgagee may have under applicable law.

     Mortgagee shall not be compelled to release, or be prevented from foreclosing or enforcing, this Mortgage upon all or any part of the Mortgaged Property unless the Indebtedness shall be paid in full as aforesaid, and shall not be required to accept any part or parts of the said Mortgaged Property, as distinguished from the whole thereof, as payment of or upon the Indebtedness to the extent of the value of such part or parts, and shall not be compelled to accept or allow any apportionment of the said debt to or among any separate parts of the Mortgaged Property. In the case of a foreclosure sale, the Mortgaged Property (including all real and personal property), at Mortgagee's election, may be sold in one parcel.

     No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

     Section 3.3.  Intentionally Omitted

     Section 3.4. Interest After Default. Except with respect to Permitted Set-Offs as defined in Section 4.7 hereof, if any payment due hereunder or under the Note is not paid when due, either at stated or accelerated maturity or pursuant to any of the terms hereof, then and in such event, the Mortgagor shall pay interest thereon from and after the date on which such payment first becomes due at the Default Rate as set forth in Section 1.10 hereof and such interest shall be due and payable, on demand, at such rate until the entire amount due is paid to the Mortgagee, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Mortgage. Nothing in this Section 3.4 or in any other provision of this Mortgage shall constitute an extension of the time of payment of the Indebtedness.

     Section 3.5. Mortgagor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the Indebtedness or any part thereof, or of any other nature in and of the enforcement of the Note or of this Mortgage, the Mortgagor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by the Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof.

     Section 3.6. Control by Mortgagee After Default. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now and hereafter covered by this Mortgage.





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


                                   ARTICLE IV
                                 Miscellaneous

     Section 4.1. Mortgage Extension. The lien hereof shall remain in full force and effect and no consent or any subsequent encumbrancer shall be required in the event of any postponement or extension of the time of payment of the Indebtedness, or of any part thereof, or any amendment or modification of the terms of this Mortgage, the Note, or any collateral security instrument, or any additional notes taken by Mortgagee.

     Section 4.2. Notices. All notices to any party hereto shall be given by personal delivery or delivered by registered or certified mail, return receipt requested, or by nationally recognized overnight carrier, with postage or carrier charges prepaid and addressed to each party at the address herein set forth or such other address of which any party may give the other notice in writing in the manner provided in this Section 4.2 and such delivery shall be deemed given upon receipt or refusal to accept, or upon return to sender due to impossibility of delivery. Notwithstanding the address for the Mortgagor herein, notice or demand delivered to the address of one or more of the persons, corporations or other entities which shall at the time hold the record title to the premises secured by this Mortgage, shall constitute notice or demand delivered to the Mortgagor as may be required by any provision of this Mortgage. For purposes of this Mortgage, the addresses of the Mortgagor and the Mortgagee are as follows:

            Mortgagor: _____________________________
                       _____________________________
                       _____________________________
                       Attention:  _________________

            Mortgagee: _____________________________
                       _____________________________
                       _____________________________
                       Attention:  _________________

     Section 4.3. Binding Obligations. The provisions and covenants of this Mortgage shall run with the land, shall be binding upon the Mortgagor and shall inure to the benefit of the Mortgagee, subsequent holders of this Mortgage and their respective successors and assigns. For the purpose of this Mortgage, the term "Mortgagor" shall mean the Mortgagor named herein, any subsequent owner of the Mortgaged Property, and their respective heirs, executors, legal representatives, successors and assigns.

     Section 4.4. Captions. The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     Section 4.5. Further Assurances. The Mortgagor shall do, execute, acknowledge and deliver to the Mortgagee, at the sole cost and expense of the Mortgagor, all and every such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, surveys, supplementary mortgages, financing statements, other chattel instruments, transfers and assurances as the Mortgagee may reasonably require from time to time in order to better assure, convey, secure, assign, transfer and confirm unto the Mortgagee, the rights now or hereafter intended to be granted to the Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee for carrying out the intention or facilitating the performance of the terms of this Mortgage. The Mortgagor hereby irrevocably appoints the Mortgagee its attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver for and in the name of the Mortgagor any and all of the instruments mentioned in this Section 4.5.

     Section 4.6. Severability. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     Section 4.7. The Mortgagor's Obligations Survive. Except with respect to setoffs to which Mortgagor shall be entitled with respect to amounts owed to Mortgagor pursuant to indemnification provisions contained in (I) that certain Purchase and Sale Agreement dated May ___, 1998 between Mortgagor and Mortgagee relating to the Mortgaged Property and (II) that certain Asset Purchase Agreement (the "Asset Agreement") dated May ___, 1998 between Mortgagor, Apex Acquisition Corporation, Apex Machine

Tool Company, Inc., Mortgagee and Michael Biondi (collectively the "Permitted Set-Offs") (the Agreements set forth in (I) and (II) above, collectively the "Purchase Agreements"), all sums payable by the Mortgagor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense (except as expressly provided herein) and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (c) any title defect or encumbrance or any eviction from the Premises or the improvements thereon or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of the Mortgagee, or by any court, in any such proceeding; (e) any claim which the Mortgagor has or might have against the Mortgagee; (f) any default or failure on the part of the Mortgagee to perform or comply with any of the terms hereof or of any other agreement with the Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by the Mortgagor.

     Section 4.8. Additional Security. If the Mortgagee at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently with or after a foreclosure or sale hereunder without being deemed to have made an election thereby or of having accepted the security provided hereby or the proceeds hereof or such additional security or the proceeds thereof in full settlement of the Note.

     Section 4.9.  General Conditions.

         (a) All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under law.

         (b) This Mortgage cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought. Any amendment hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         (c) With respect to Mortgagor's obligations hereunder, time and punctuality shall be of the essence with respect to this instrument. No delay or failure of Mortgagee to enforce any of the provisions herein contained shall waive or affect any of Mortgagee's rights hereunder.

         (d) No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions hereof to be performed by Mortgagor. Neither Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the Indebtedness shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligation secured by this Mortgage, or by reason of the release, regardless of consideration of the whole or any part of the security held for the Indebtedness. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of the Mortgagor to pay the Indebtedness in the manner and at the time and place therein respectively expressed.

         (e) No waiver by the Mortgagee will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by the Mortgagee for insurance premiums, taxes, assessments, water rates, sewer rentals or any other charges affecting the Mortgaged Property, shall not constitute a waiver of the Mortgagor's default in making such payments and shall not obligate the Mortgagee to make any further payments.

         (f) The Mortgagee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the Mortgagor which the Mortgagee, in its reasonable discretion, feels may adversely affect the lien created hereby on the Mortgaged Property.

         (g) In the event of the passage after the date of this Mortgage of any law of any governmental authority having jurisdiction, deducting from the value of land for the purpose of taxation, affecting any lien thereon or changing in any way the laws of taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to adversely affect this Mortgage, the Mortgagor shall promptly pay to the Mortgagee, on demand, all taxes, costs and charges for which the Mortgagee is or may be liable as a result thereof, provided said payment shall not be prohibited by law or render the Note usurious, in which event the Mortgagee may declare the Indebtedness to be immediately due and payable, and provided further that the Mortgagor shall have no obligation to pay any franchise, income or other tax upon the interest on the Note, or upon the Mortgagee, unless such tax is, in whole or in part, in lieu of or in substitution for property taxes upon the Mortgaged Property.

         (h) The Mortgagor acknowledges that it has received a true copy of this Mortgage.

         (i) Whenever used herein, the singular number shall include the plural; the plural, the singular, and the use of any gender shall include all genders, as the context may require.

     Section 4.10. Legal Construction. The Note, this Mortgage and the other Loan Documents shall be governed, construed and enforced in accordance with the laws of the State of Connecticut. Nothing in this Mortgage, the Note or in any other agreement between the Mortgagor and the Mortgagee shall require the Mortgagor to pay, or the Mortgagee to accept, interest in an amount which would subject the Mortgagee to any penalty under applicable law. In the event that the payment of any interest due hereunder or under the Note or any such other agreement would subject the Mortgagee to any penalty under applicable law, then ipso facto the obligations of the Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law.

     Section 4.11. Merger. So long as any indebtedness secured by this Mortgage shall remain unpaid, fee title to and any other estate in the Mortgaged Property shall not merge, but shall be kept separate and distinct, notwithstanding the union of such estates in any person or entity.

     Section 4.12. Rights of Third Parties. All conditions of the obligations of the Mortgagee hereunder are imposed solely and exclusively for the benefit of the Mortgagee, its successors and assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Mortgagee at any time if, in its sole discretion, it deems it desirable to do so.

     Section 4.13. No Agency. The Mortgagee is not the agent or representative of the Mortgagor, and the Mortgagor is not the agent or representative of the Mortgagee, and nothing in this Agreement shall be construed to make the Mortgagee liable to anyone for goods delivered or services performed upon the Premises or for debts or claims accruing against the Mortgagor. Nothing herein shall be construed to create a relationship ex contractu or ex delicto between the Mortgagee and any person supplying labor or materials to the Premises.

     Section 4.14. No Partnership or Joint Venture. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Mortgagor and the Mortgagee. The relationship of the Mortgagor and the Mortgagee is "debtor" and "creditor".

     Section 4.15.  Intentionally Omitted.

     Section 4.16. Permitted Contests. So long as a default or an Event of Default is not existing under this Mortgage, the Note or the other Loan Documents (any circumstance which would be a default hereunder except for the contest thereof by Mortgager as permitted pursuant to this Section 4.16 shall not be a default hereunder so long as such contest is maintained by Mortgagor as permitted hereby), the Mortgagor may contest by appropriate legal proceedings, diligently conducted in good faith, the validity or applicability of any law, the requirements of any governmental authority or the amount of Impositions due, provided (a) the Mortgagor gives the Mortgagee 30 days prior written notice of its intent to contest hereunder, (b) such contest will not expose the Mortgagee to any civil or criminal liability for failure to comply with law or the requirements of governmental authorities, (c) such contest will not result, regardless of the outcome of such contest, in a forfeiture of title to all or any portion of the Mortgaged Property, or divestiture of the lien or interest in favor of the Mortgagee in all or any portion of the Mortgaged Property, and (d) the Mortgagor furnishes the Mortgagee security satisfactory to the Mortgagee against loss, injury or costs resulting from such contest, including losses, injuries and costs resulting from delays in compliance with law or requirements of Governmental Authorities or in paying Impositions.

     Section 4.17. Successors and Assigns. Whenever in this Mortgage one of the parties hereto is named or referred to, unless otherwise specified, the legal representatives, successors, successors-in-title and assigns, to the extent permitted hereunder, of such parties shall be included, and all covenants and agreements contained in this Mortgage by or on behalf of the Mortgagor or by or on behalf of the Mortgagee shall bind and inure to the benefit of their respective legal representatives, successors, successors-in-title and assigns, whether so expressed or not.

     Section 4.18. WAIVER OF NOTICE, HEARING AND BOND BEFORE PREJUDGMENT REMEDY. MORTGAGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO (1) NOTICE AND PRIOR HEARING ON THE RIGHT OF MORTGAGEE, OR ITS SUCCESSORS OR ASSIGNS, TO OBTAIN A PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REV. 1958, AS AMENDED, OR AS THE

SAME MAY BE AMENDED; (2) NOTICE AND PRIOR HEARING OR OTHER PROCESS ALLOWED UNDER ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR OTHER LAW, NOW OR HEREAFTER AFFECTING PREJUDGMENT REMEDIES AND (3) ANY REQUIREMENT THAT MORTGAGEE POST A BOND IN ORDER TO OBTAIN ANY PREJUDGMENT REMEDY.

     Section 4.19. OTHER WAIVERS. MORTGAGOR FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE OR ANY OTHER LOAN DOCUMENT; ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, INCLUDING BUT NOT LIMITED TO EXEMPTIONS PROVIDED BY OR ALLOWED UNDER THE BANKRUPTCY REFORM ACT OF 1978, AS THE SAME MAY BE AMENDED, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THE NOTE, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY AND ALL EXTENSIONS, RENEWALS AND MODIFICATIONS THEREOF; AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE, THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS.

     Section 4.20. WAIVERS BARGAINED FOR AND KNOWINGLY AND VOLUNTARILY GIVEN. MORTGAGOR ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS ASSIGNMENT AND IN ALL OF THE OTHER LOAN DOCUMENTS HAVE BEEN SPECIFICALLY REQUESTED BY MORTGAGEE AND HAVE BEEN GRANTED BY MORTGAGOR TO INDUCE MORTGAGEE TO PROVIDE CREDIT TO MORTGAGOR UNDER THE TERMS OF THE NOTE AND THAT SUCH WAIVERS HAVE BEEN KNOWINGLY AND VOLUNTARILY GIVEN ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.

     Section 4.21. CONSENT TO JURISDICTION. MORTGAGOR AND MORTGAGEE HEREBY AGREE THAT ANY CLAIMS OR DISPUTES WITH RESPECT TO PERMITTED SET-OFFS SHALL BE RESOLVED PURSUANT TO THE ARBITRATION PROVISIONS OF THE ASSET AGREEMENT, AS DEFINED IN SECTION 4.7 HEREOF. WITH RESPECT TO ANY CLAIMS OR DISPUTES BETWEEN MORTGAGOR AND MORTGAGEE PERTAINING DIRECTLY OR INDIRECTLY TO THIS MORTGAGE, THE NOTE OR TO ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING HEREFROM OR THEREFROM WHICH ARE NOT OF A NATURE REQUIRED TO BE SUBMITTED TO ARBITRATION UNDER THE ASSET AGREEMENT, MORTGAGOR AND MORTGAGEE HEREBY AGREE THAT ANY STATE COURT OR LOCAL COURT OF THE STATE OF CONNECTICUT AND THE UNITED

STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY SUCH CLAIMS OR DISPUTES. IN SUCH EVENT, MORTGAGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY SUCH ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING ANY OBJECTIONS IT MAY HAVE AS TO VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDINGS BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM AND HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO MORTGAGOR AT 1806 NEW BRITAIN AVENUE, FARMINGTON, CONNECTICUT 06032. IN ADDITION TO THE FOREGOING, MORTGAGOR IRREVOCABLY DESIGNATES AND APPOINTS [INSERT NAME OF A CONNECTICUT RESIDENT OR ENTITY] AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT IN THE STATE OF CONNECTICUT AND DIRECTS SUCH AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF.
NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT TO SECURE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM, OR THE TAKING OF ANY ACTION UNDER THE NOTE, THIS MORTGAGE OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO ENFORCE SAME, IN ANY APPROPRIATE JURISDICTION.

     THE CONDITION OF THIS DEED IS SUCH THAT, WHEREAS, Mortgagor is justly indebted to Mortgagee in the aggregate principal amount of _______________ DOLLARS ($___________) and has executed and delivered to Mortgagee the Note for such amount, payable to the order of Mortgagee, for value received, with interest and in the manner as provided in the Note, a copy of which is attached hereto as Schedule B and made a part hereof;

     NOW THEREFORE, if the Note and any extensions, renewals or modifications thereof shall be well and fully paid according to their tenor, and if all covenants, conditions, agreements and provisions contained in the Note, any extensions, renewals or modifications thereof, and this Mortgage are fully kept and performed, then this Mortgage shall become null and void; otherwise to remain in full force and effect.

     IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage Deed, Assignment of Leases and Security Agreement to be duly executed this ______ day of ____________, 1998.

Signed, Sealed and Delivered
In the Presence of:                      EDAC TECHNOLOGIES CORPORATION



_______________________________          By: _______________________________
Name:                                        Name:
                                             Title:
                                             Hereunto Duly Authorized
_______________________________
Name:



STATE OF CONNECTICUT   :
                       : SS.                                 ____________, 1998
COUNTY OF HARTFORD     ::

     Personally appeared ____________________, ______________ of EDAC
TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such Officer and the free act and deed of that corporation, before me.


                                           _____________________________________
                                           Name:
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires

                                 SCHEDULE A

                           Description of Premises

                                 SCHEDULE B

                                    Note

                                  EXHIBIT D

                      ASSIGNMENT OF LEASES AND RENTALS


     This ASSIGNMENT OF LEASES AND RENTALS (hereinafter referred to as the "Assignment") is made this ________ day of _________________, 1998, by EDAC
TECHNOLOGIES CORPORATION, a Wisconsin corporation with a place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter referred to as "Borrower") to GERALD S. BIONDI, an individual residing at _______________________________, and JAMES G. BIONDI, an individual residing at
______________________________________ (collectively, the "Lender").

     WHEREAS, Borrower is the owner of certain real property and improvements thereon located in the Town of Farmington, County of Hartford, and State of Connecticut, more particularly described in Exhibit A attached hereto (which real property and improvements are hereinafter referred to as the "Premises"); and

     WHEREAS Lender is the holder of a certain Mortgage Deed, Assignment of Leases and Security Agreement (hereinafter referred to as the "Mortgage") of even date herewith, executed and delivered by Borrower and intended to be recorded in the land records of the Town of Farmington, Connecticut, which Mortgage secures the debt evidenced by a certain Promissory Note of even date herewith made by Borrower to Lender in the principal sum of $__________________ (hereinafter referred to as the "Note"); and

     WHEREAS Lender has required that Borrower execute and deliver this Assignment, as further security for the Note and the obligations secured by the Mortgage.

     NOW, THEREFORE, in consideration of the foregoing and the sum of One Dollar ($1.00) and other valuable considerations paid to Borrower by Lender, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

     1. Assignment. Borrower hereby transfers, assigns, and sets over unto Lender all present leases of space in the Premises as identified in Exhibit B attached hereto and, whether or not so identified, any and all leases, subleases, rentals or occupancy agreements, oral or written, and all of the right, title and interest of Borrower in and to any and all guaranties made in connection with such leases, subleases, rentals or occupancy agreements, and whether made in contravention of this assignment or not, for the use and occupancy of any part or all of the Premises, whether such leases are now in existence or may exist at any time or times in the future during the term of this Assignment, and any renewals or extensions thereof, whether or not recorded (all of which present and future leases, subleases, rentals, occupancy agreements, and guaranties, whether or not identified in Exhibit B, are made subject to this Assignment and are hereinafter referred to by and included within the terms "Lease" or "Leases", together with all of the right, title, and interest of Borrower in and to all rents, income, issues, proceeds, and profits from the Leases and from the Premises intending hereby to assign to Lender all of the interest of Borrower in the leases, and all rents, income, issues, proceeds, and profits arising therefrom and from the Premises, including any security deposits held pursuant to the terms of the Leases, cancellation fees or charges, all sums of money payable by a tenant under any Lease on account of a termination or default by the tenant, sums payable on account of leases in any bankruptcy or insolvency proceedings involving the tenants thereunder, and all sums whatsoever to be paid by any tenant to Borrower (all items of payment by a tenant referred to in this paragraph of whatever nature, collectively, "Tenant Payments")

     2. Obligations Secured. This Assignment is given as security for (a) payment of the principal indebtedness evidenced by the Note, with interest thereon; (b) payment of all other sums, with interest thereon, payable under the provisions of the Note, the Mortgage or this Assignment (collectively, the "Loan Documents"); and (c) the performance and observance by Borrower of all of the covenants, representations, and agreements contained in the Note, the Loan Documents, and any and all Leases.

     3. Representations by Borrower. Borrower represents that, as to each of the existing Leases (a) Borrower has good right and authority to assign such Lease to Lender and the execution of this assignment by the Borrower has been duly authorized by all requisite partnership action; and (b) Borrower has neither done, nor omitted to do, any act which might prevent or limit Lender from exercising its rights under this assignment.

     4.  Borrower's Covenants.

         (a) Borrower shall not, without Lender's prior written consent in each instance, which consent shall not be unreasonably withheld (i) accept any payment of rent in advance for more than each current month, or (ii) enter into, materially modify, terminate or accept the surrender of any Lease, or (iii) waive or release the tenant under any Lease from the performance or observance of any material obligation or condition of such Lease, or (iv) exercise any option arising on any casualty or condemnation available to Landlord under any Lease, unless required under such Lease; or (v) give any consent sought by any tenant under any Lease. Lender agrees that its consent to any proposed leases shall not be unreasonably withheld.

         (b) Borrower shall not, unless in each instance Lender's written consent be first obtained, which consent shall not be unreasonably withheld (i) assign or pledge, or contract (expressly or by implication) to assign or pledge, any Lease, or the right to sue for, collect and receive any rents, additional rents or other sums in any of said Leases provided to be paid to Borrower thereunder, or the right to receive, hold and apply any bonds and security in any of said Leases provided to be furnished to the landlord thereunder, or the right to enforce any of the agreements, terms, covenants or conditions of said Leases or to give notice thereunder; (ii) subordinate any of said Leases to any mortgage (other than the Mortgage), deed of trust, or other encumbrance or permit, consent or agree to such subordination, or (iii) convey or transfer or suffer or permit a conveyance or transfer of the premises demised thereby or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, any tenants under any of the Leases.

         (c) Borrower shall, at its own cost and expense, unless and until Lender takes possession and control of the Premises; (i) promptly and fully perform each and every material covenant, condition, promise, and obligation on the part of the landlord to be performed under and pursuant to the terms of each Lease, and shall not suffer or permit there to exist any default in such performance on the part of such landlord or permit any event to occur which would give the tenant under any such Lease the right to terminate the same or claim any deduction or offset against rent, (ii) appear in and defend any action growing out of, or in any manner connected with, any such Leases or the obligations or liabilities of Borrower as landlord or of the tenant or guarantor thereunder;
(iii) enforce, short of termination unless Lender otherwise consents, the performance and observance of each and every material covenant and condition of the Leases to be performed or observed by the tenants thereunder; and (iv) at the reasonable request of Lender exercise any option available to the Borrower as landlord under said Leases arising on any casualty or condemnation.

         (d) Borrower shall furnish to Lender, within five (5) days after the receipt thereof, or the mailing or service thereof by Borrower, as the case may be, a copy of each notice of default which Borrower shall give to or receive from any tenant of the Premises or of any part or parts thereof based upon the occurrence, or alleged occurrence, of any default or defaults in the performance of any covenant, condition, promise or obligation provided for in any Lease.

         (e) Borrower shall, upon reasonable request from Lender, furnish Lender within five (5) business days of such request with true and complete copies of all Leases then in effect.

     5.  Future Leases.

         (a) Borrower shall furnish to Lender a true and complete copy of each Lease, or renewal or extension of Lease, hereafter made by Borrower with respect to space in the Premises, within five (5) business days after delivery of each such Lease, or renewal or extension of Lease, by the parties thereto.

         (b) Borrower will from time to time, upon reasonable demand of Lender, confirm in writing the assignment to Lender of any or all Leases hereafter made affecting the Premises or any part or parts thereof, and such written confirmation shall be in such form as Lender shall reasonably require and as necessary to make the same recordable, and shall contain the representations required pursuant to Section 3 of this Assignment.

         (c) All agreements and obligations to pay commissions or fees in connection with the leasing of any portion of the Premises shall be subject and subordinate to the Mortgage and this Assignment and shall not be enforceable against Lender or any purchaser at a foreclosure sale under the Mortgage, or their respective successors.

     6. Collection of Rents. Notwithstanding the present assignment effected hereby and only so long as there is no default (other than those which may have arisen due to a Permitted Set-Off, as defined in the Mortgage) by Borrower which is continuing beyond applicable grace and cure periods in any payment or obligation secured hereby, Borrower may receive, collect, and enjoy the rents (but not in advance except for each current month), income, issues proceeds, and profits payable to Borrower in the ordinary course from the Premises or from the Leases, or both, or either, but as a trust fund for payment of all amounts due under the Note and the Loan Documents, including, but not limited to principal and interest, taxes, assessments, insurance premiums, maintenance, operating and utility charges relating to the Premises before using the same for any other purpose. Following any default hereunder which continues beyond any applicable grace and cure periods, Borrower shall (i) deliver all security deposits received by tenants under the Leases to Lender, which security deposits Lender shall hold under the terms of the Leases, (ii) not interfere with Lender's collection of the rents due under the Leases, and (iii) apply all rents received by Borrower to the debt secured hereby.

     7. Events of Default. As used herein, the term "Event of Default" shall include the following:

         (a) any default in the performance of any obligation required to be performed or observed by Borrower hereunder or any breach or violation of any covenant under this Assignment, which default, breach, or violation continues for more than fifteen (15) days after written notice thereof from Lender to Borrower; or

         (b) any Event of Default as defined in the Mortgage.

     8. Remedies. (a) If an Event of Default occurs, Lender may, at its option, with written notice thereof to Borrower, and without regard to the adequacy of security for the indebtedness secured hereby, with or without bringing any action or proceeding, either in person or by an agent or by a receiver to be appointed by a court, enter upon, take possession of, manage, repair and operate the Premises or any part thereof, and otherwise exercise ail rights of the landlord under the Leases; make, cancel, enforce or modify Leases, obtain and evict tenants, fix or modify rents, and do any acts which Lender deems proper to protect the security hereof, and either with or without taking possession of said property, in its own name sue for or otherwise collect and receive all rents, income, issues, proceeds, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection (including without limitation attorneys' fees), upon any indebtedness secured hereby or by the mortgage, in such order or priority as Lender may elect. Lender may exercise its rights under this Section 8 as often as any Event of Default may occur. Immediately upon Lender's request after the occurrence of an Event of Default, Borrower shall turn over to Lender all security deposits required under any of the Leases, which shall be held and applied by Lender in accordance with the provisions of the Leases governing such security deposits.

         (b) Any default by Borrower under this Assignment or any breach or violation of any representation or covenant under this Assignment which shall continue for more than fifteen (15) days after notice thereof from Lender to Borrower shall at the option of Lender constitute an Event of Default under the Mortgage, as if the provisions of this assignment were fully set forth in the Mortgage, entitling Lender to all rights and remedies contained in the Mortgage; provided, however, that if (i) the curing of such default cannot be accomplished with due diligence within said fifteen (15) day period, and (ii) Borrower commences to cure such default promptly after receipt of notice thereof from Lender and thereafter diligently and continuously prosecutes the cure of such default, and (iii) the extension of the period for effecting a cure will not result in any material impairment of the Premises or any portion thereof, the value thereof or Lender's lien thereon, then such period of fifteen (15) days shall be extended for such period of time as is reasonably necessary for Borrower so acting to cure such default but in no event for more than an additional thirty (30) days; provided further, however, such extended cure period shall not be applicable to any default which may be cured by the payment of money.

     9. Payment of Rent to Lender. A written demand on any tenant by Lender (with written copy to Borrower detailing the Event of Default) for payment of rent to Lender shall be sufficient warrant to said tenant to pay rent, income, issues, proceeds, and profit to Lender without necessity for consent by Borrower or any obligation of said tenant to inquire as to the evidence of a default by Borrower, notwithstanding any claim by the Borrower to the contrary, and Borrower hereby irrevocably authorizes, directs and requires all tenants of the Premises to honor this Assignment and comply with any such demand by Lender, until further written notice by Lender authorizing the tenant to resume rent payments to Borrower. Borrower shall have no claim against any tenant for any amounts paid to Lender hereunder. Borrower shall not interfere in any way with Lender's collection of the rents pursuant to this Assignment. This Section 9 shall not however, relieve Lender of any liability it may have in connection with any improper notice delivered by Lender to any tenant of Borrower.

     10. Lender not Liable. Nothing contained herein or in the Mortgage shall be construed, expressly or by implication, to obligate Lender, prior to the time when Lender acquires title to the Premises, to perform any of the covenants of Borrower as landlord under any of the Leases hereinabove assigned or to pay any sum of money or damages therein provided to be paid by Borrower, each and all of which covenants and payments Borrower agrees to perform and pay.

         Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Premises after an Event of Default or from any other act or omission of Lender in managing the Premises after an Event of Default unless such loss is caused by the gross negligence, willful misconduct or bad faith of Lender. Borrower hereby agrees to indemnify and save Lender harmless against and from any liability or expense incurred by Lender hereunder or under any of the Leases, provided such liability or expense is not the result of Lender's gross negligence, willful misconduct, bad faith, breach of this Agreement or Lender's own action prior to the date hereof acting as landlord under the lease with Goldstar, Inc., and Borrower agrees to reimburse Lender for any such expenses including attorney's fees, on demand, with interest at the Default Rate, as defined in the Note.

     11. Right to Protect Security. If Borrower fails to make any payment or to do any act as herein provided beyond any applicable grace or cure period, then the Lender, but without obligation so to do and without notice to or demand on Borrower, and without releasing Borrower from any obligation hereof, may make or do the same in such manner and to such extent as the Lender may deem necessary to protect the security hereof, including specifically, without limiting its general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Lender, and also the right to perform and discharge each and every obligations, covenant and agreement of the Landlord in the Leases contained; and in exercising any such powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorney's fees. Borrower shall pay immediately upon demand all sums expended by the Lender under the authority hereof, together with interest thereon at the Default Rate, as defined in the Note, and the same shall be added to the said indebtedness and shall be secured hereby and by the Mortgage.

     12. No Waiver. No waiver by Lender of any breach by Borrower of any covenant or condition contained herein, nor any failure by Lender to exercise any right or remedy in respect of any breach hereunder, shall constitute a waiver or relinquishment for the future of any such covenant or condition or of any subsequent breach of any such covenant or condition, or bar any right or remedy of Lender in respect of any such subsequent breach. If Lender shall from time to time suffer or permit Borrower to sue for, collect or receive any rent, additional rent or other sums in said Leases provided to be paid to the Borrower thereunder, or to receive, hold or apply any bonds or security thereunder, or to enforce any of the agreements, terms, covenants or conditions thereunder or to give notices thereunder, neither such sufferance nor permission shall constitute a waiver or relinquishment by Lender of its rights hereunder, which rights are hereby assigned to Lender, with respect to any subsequent rent, additional rent or any other sums payable to Borrower under said Leases or with respect to any subsequent receipt, holding or application of bonds or security or any subsequent enforcement of such agreements, terms, covenants or conditions or any subsequent notice.

         Any action of Lender hereunder shall not constitute a waiver of or be deemed to cure any default by Borrower hereunder or under the Note or Mortgage, and shall not affect or prejudice any other rights or remedies of Lender, which other rights or remedies may be exercised by Lender prior to, concurrently with or subsequent to action hereunder; and any action by Lender under the Note or the Mortgage or any other instrument, or the release of any party liable thereunder, or any extension or indulgence with respect thereto, shall not affect or prejudice Lender's rights hereunder.

     13. Assignment by Lender; Foreclosure. Lender may assign Lender's interest in the Leases hereby assigned to any subsequent holder of the Mortgage or to any party who acquires title to the Premises in foreclosure. After a foreclosure of the Mortgage, neither Lender nor any assignee of the landlord's interest in said Leases shall be liable to account to Borrower for any rents or income thereafter collected.

     14. Termination. This Assignment shall continue in full force and effect until full payment of all amounts secured hereby, as evidenced by the recording of a full release of the Mortgage.

     15. Notification of Assignment. Lender shall be entitled to notify any tenant of the existence of this Assignment at any time, even in the absence of any default by Borrower.

     16. Notices. All notices to any party hereto shall be given by personal delivery or delivered by registered or certified mail, return receipt requested, or by nationally recognized overnight carrier, with postage or carrier charges prepaid and addressed to each party at the address herein set forth or such other address of which any party may give the other notice in writing in the manner provided in this section and such delivery shall be deemed given upon receipt or refusal to accept, or upon return to sender due to impossibility of delivery. Notwithstanding the address for the Borrower herein, notice or demand delivered to the address of one or more of the persons, corporations or other entitles which shall at the time hold the record title to the premises secured by the Mortgage, shall constitute notice or demand delivered to the Borrower as may be required by any provision of this Assignment. For purposes of this Assignment, the addresses of the Borrower and the Lender are as follows:

     Borrower:                 _________________________________
                               _________________________________
                               _________________________________
                               _________________________________

     Lender:                   _________________________________
                               _________________________________
                               _________________________________
                               _________________________________

     17. Miscellaneous. The provisions hereof shall be construed in accordance with the laws of the State of Connecticut. This Assignment shall bind Borrower, its successors and assigns, and inure to the benefit of Lender, its heirs, executors, administrators, successors and assigns. The covenants of Borrower herein shall run with the land. The word "Borrower" as used herein shall mean not only the original Borrower named in the first paragraph of this instrument, but also all future owners of the Premises, and the word "Lender" as used herein shall mean not only the original Lender named in the first paragraph of this instrument, but also all future holders of this Assignment. The words "Borrower" and "Lender", together with any pronoun or pronouns in connection therewith (and the possessive form of any such pronoun or pronouns), shall include the singular, plural, masculine, feminine and neuter, as the context may require whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     18. BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS ASSIGNMENT IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO (1) NOTICE AND PRIOR HEARING ON THE RIGHT OF LENDER, OR ITS SUCCESSORS OR ASSIGNS, TO OBTAIN A PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REV. 1958, AS AMENDED, OR AS THE SAME MAY BE AMENDED; (2) NOTICE AND PRIOR HEARING OR OTHER PROCESS ALLOWED UNDER ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR OTHER LAW, NOW OR HEREAFTER AFFECTING PREJUDGMENT REMEDIES AND (3) ANY REQUIREMENT THAT LENDER POST A BOND IN ORDER TO OBTAIN ANY PREJUDGMENT REMEDY.

     19. BORROWER FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE OR ANY OTHER LOAN DOCUMENT; ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, INCLUDING BUT NOT LIMITED TO EXEMPTIONS PROVIDED BY OR ALLOWED UNDER THE BANKRUPTCY REFORM ACT OF 1978, AS THE SAME MAY BE AMENDED, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THE NOTE, THIS ASSIGNMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY AND ALL EXTENSIONS, RENEWALS AND MODIFICATIONS THEREOF; AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE, THIS ASSIGNMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

     20. BORROWER ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS ASSIGNMENT AND IN ALL OF THE OTHER LOAN DOCUMENTS HAVE BEEN SPECIFICALLY REQUESTED BY LENDER AND HAVE BEEN GRANTED BY BORROWER TO INDUCE LENDER TO PROVIDE CREDIT TO BORROWER UNDER THE TERMS OF THIS ASSIGNMENT AND THAT SUCH WAIVERS HAVE BEEN KNOWINGLY AND VOLUNTARILY GIVEN ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.

     IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed as of the day and year first written above.

Signed, Sealed and Delivered
In the Presence of:                    EDAC TECHNOLOGIES CORPORATION



_________________________________      By: _________________________________
Name:                                      Name:
                                           Title:
_________________________________          Hereunto Duly Authorized
Name:

STATE OF CONNECTICUT  :
                      ss                            ______________, 1998
COUNTY OF HARTFORD    :


     Personally appeared ___________________, ________________ of EDAC
TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed as such Officer and the free act and deed of that corporation, before me.


                                          _____________________________________
                                          Name:
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires

                                   EXHIBIT E

                       ASSIGNMENT AND ASSUMPTION OF LEASE



     KNOW ALL MEN BY THESE PRESENTS:

     THAT GERALD S. BIONDI and JAMES G. BIONDI (collectively, the "Assignors") hereby transfer, assign and set over unto EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("Assignee") all of Assignor's right, title, interest and obligation in, to and under that certain Lease and Option to Purchase dated May 22, 1991 between Assignors, as Lessor, and Lithographics, Inc. ("Lithographics"), as Tenant, amended by (a) First Amendment to Lease and Option to Purchase dated August 29, 1994, (b) Second Amendment to Lease dated March 17, 1995 and (c) Second Amendment to Lease and Option to Purchase dated March ___, 1996 (such Lease and Option to Purchaser, as so amended, the "Lease"). The Lease and all amendments and modifications thereto are attached hereto and incorporated herein by reference as Exhibit A.

     TO HAVE AND TO HOLD the Lease, together with any and all security deposits, prepaid rents, rights and appurtenances thereto in anywise belonging to Assignors unto Assignee, its successors and assigns FOREVER, and Assignors do hereby bind themselves and successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Lease unto Assignee, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignors, but not otherwise.

     Assignors certify that Lithographics has not paid rent more than one month in advance and that Assignors are not in default under the Lease. Assignors indemnify and hold Assignee harmless from and against any loss, cost, damage or expense arising from claims made by Lithographics under the Lease hereby assigned based upon events occurring prior to the Effective Date (hereinafter defined) or for any inaccuracies contained herein.

     Assignee, by its acceptance hereof, hereby (i) accepts said assignment;
(ii) assumes and agrees to keep, perform, fulfill, or cause to be performed and fulfilled, all the terms, covenants, conditions, duties and obligations of landlord contained in the Lease arising on and after the Effective Date (hereinafter defined) and (iii) agrees to indemnify and hold Assignors harmless from and against any loss, cost, damage or expenses arising from claims made by Lithographics or any successor or assign under the Lease hereby assigned based upon events occurring on or after the Effective Date (hereinafter defined) (including specifically, without limitation, the obligations of the landlord under the Lease with respect to security deposits delivered to Assignee on the date hereof, but not otherwise).

     Notwithstanding the date of execution of this Assignment and Assumption of Lease, it is the intention of Assignors and Assignee that this Assignment and Assumption of Lease be effective as of __________ A.M., Farmington, Connecticut time on _____________, 1998 (the "Effective Date").

     This Assignment and Assumption of Lease may be executed in one or more counterparts, each of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, Assignors and Assignee have caused this Assignment and Assumption of Lease to be duly executed as of this ______ day of _______________, 1998.


SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                         ASSIGNORS:


_________________________________           _________________________________
Name:                                       Gerald S. Biondi


_________________________________
Name:


_________________________________           _________________________________
Name:                                       James G. Biondi


_________________________________
Name:

                                        ASSIGNEE:

                                        EDAC TECHNOLOGIES CORPORATION


_________________________________       By: _________________________________
Name:                                       Name:
                                            Title:
                                            Hereunto Duly Authorized
_________________________________
Name:



STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )

     Personally appeared, GERALD S. BIONDI, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.



                                         _____________________________________
                                         Name:
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires: ______________



STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )


     Personally appeared, JAMES G. BIONDI, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.



                                         _____________________________________
                                         Name:
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires: ______________

STATE OF CONNECTICUT  )
                      )    SS.  ____________     ___________, 1998
COUNTY OF HARTFORD    )

     Personally appeared, EDAC TECHNOLOGIES CORPORATION , a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, as such officer, and the free act and deed of that corporation, before me.



                                         _____________________________________
                                         Name:
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires: ______________

                                   EXHIBIT F

                           TENANT NOTIFICATION LETTER



                              ____________, _____




Lithographics, Inc.
55 Spring Lane
Farmington, Connecticut  06032

     Re: Sale of 55 Spring Lane, Farmington, Connecticut

Dear Tenant:

     Please be advised that:


     1. EDAC TECHNOLOGIES CORPORATION ("Purchaser") has purchased the captioned property (the "Property") from GERALD S. BIONDI and JAMES G. BIONDI
("Sellers").

     [2. In connection with such purchase, Sellers have transferred your security deposit in the amount of $___________ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and sole responsibillity for the return of the security deposit.] IF APPLICABLE.

     [3. All rental and other payments that become due subsequent to the date hereof should be payable to Purchaser and should be delivered to the following address unless you are otherwise notified by Purchaser in writing:

                       _________________________________
                       _________________________________
                       _________________________________

                                                 SELLERS:


                                                 _____________________________
                                                 Gerald S. Biondi

                                               ______________________________
                                               James G. Biondi


                                               PURCHASER:

                                               EDAC TECHNOLOGIES CORPORATION


                                               By: __________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT G

                             PERMITTED ENCUMBRANCES

                    55 Spring Lane, Farmington, Connecticut



1. Any and all provisions of any ordinance, municipal regulation or public or private law.

2. Real estate taxes to the Town of Farmington (subject, however, to proration as provided in Section 3.6.1 of the Agreement.

3.   Such state of facts as an accurate survey may reveal.

4. Forty foot building line and ten foot drainage right-of-way as shown on map or plan entitled "MAP OF LAND TO BE CONVEYED TO THE NEW ENGLAND AIRCRAFT PRODUCTS COMPANY SPRING LANE - FARMINGTON, CONN. Scale 1" = 50' - June 1980 Certified Substantially Correct Edward F. Reuber, W. F. Grunewald, Surveyors Hodge Surveying Associates, P.C."

5. Easements and rights-of-way as shown on map or plan entitled "Map of FARMINGTON INDUSTRIAL PARK & LAND of WEST HARTFORD VILLAGE, INC., Et. Al. Farmington & Plainville Connecticut Scale 1"=200' - September, 1962 Certified Substantially Correct Edward F. Reuber W.F. Grunewald Jr. Surveyors Office of Merton Hodge & Assoc. - Eng'rs & Surveyors Revised May, 1965 Revised June, 1966 Revised July, 1966" recorded in Farmington Land Records.

6. Easement from West Hartford Village, Inc. to Hartford Electric Light Company dated November 12, 1962, recorded November 14, 1962 in Farmington Land Records in Volume 161 at Page 246.

7. Easement from F.I.P. Corporation, et al to Hartford Electric Light Company dated November 20, 1963, recorded November 22, 1963 in Farmington Land Records in Volume 166 at Page 280.

8. The following drainage and utility easements relating to Farmington Industrial Park insofar as the same may specifically affect the above-described premises:

          (a) Grant of an Easement from James E. Thomas to The American Telephone & Telegraph Co. dated August 31, 1904 and recorded in the Farmington Land Records in Volume 86 at Page 37, and Right-of-Way from James E. Thomas to American Telephone and Telegraph Company dated September 5, 1904 and recorded in the Farmington Land Records in Volume 73 at Page 568.

          (b) Right-of-Way set forth in Warranty Deed from Burton A. Harris to
          G. Lewis Wells dated June 28, 1948 and recorded in the Farmington Land Records in Volume 102 at Page 208.

          (c) Grant of easement from Oscar J. Nelson and Gunhild M. Nelson to The Connecticut Power Company dated March 27, 1950 and recorded in the Farmington Land Records in Volume 104 at Page 415.

          (d) Grant of an easement from The Connecticut Spring Corporation to the Town of Farmington dated January 26, 1960 and recorded in the Farmington Land Records in Volume 147 at Page 144, of the right to discharge storm water from Wells Drive.

          (e) Grant of an easement from The Connecticut Spring Corporation to The Hartford Electric Light Company dated December 30, 1960 and recorded in the Farmington Land Records in Volume 152 at Page 151.

          (f) Grant of an easement from Irving Fisher and Stanley D. Fisher to the Hartford Electric Light Company dated November 12, 1962 and recorded in the Farmington Land Records in Volume 161 at Page 245.

          (g) Grant of an easement from Stanley D. Fisher and Bertram Youmans to The Hartford Electric Light Company dated November 12, 1962 and recorded in the Farmington Land Records in Volume 161 at Page 247.

          (h) Drainage easement set forth in Warranty Deed from Stanley D. Fisher and Bertram Youmans to the Town of Farmington dated October 30, 1962 and recorded in the Farmington Land Records in Volume 161 at Page 323.

          (i) Drainage easement set forth in Warranty Deed from Stanley D. Fisher and Irving Fisher to the Town of Farmington dated October 30, 1962 and recorded in the Farmington Land Records in Volume 161 at Page 325.

          (j) Grant of an easement from West Hartford Village, Inc. to The Connecticut Light & Power Company dated October 14, 1963, recorded October 23, 1963 in Farmington Land Records in Volume 166 at Page 34.

          (k) Grant of an easement from F.I.P. Corporation and Milton Nahum, Trustee to The Hartford Electric Light Company dated May 19, 1967 and recorded in the Farmington Land Records in Volume 183 at Page 562.

9. Notice of Lease by and between James G. Biondi and Gerald S. Biondi as Landlords, and Lithographics, Inc., as Tenant, dated March 17, 1995 and recorded in Volume 496 at Page 952 of the Farmington Land Records.

10. Assignment of Lease from Lithographics, Inc. as Borrower and James G. Biondi and Gerald S. Biondi as Lessors to Bristol Savings Bank dated March 10, 1995 and recorded in Volume 496 at Page 957 of the Farmington Land Records.

11. Lessor's Agreement by and between James G. Biondi and Gerald Biondi as Lessors, and Bristol Savings Bank (Bank), Small Business Association (SBA) and Lithographics, Inc. (Borrower) dated March 17, 1995 and recorded in Volume 504 at Page 124 of the Farmington Land Records.

12. Any Lease entered into by Sellers as provided in Section 9.12 of the Agreement.

13. Any other caveats, easements, covenants and/or nonmonetary encumbrances of record prior to the date of this Agreement provided the same do not render title to the Property unmarketable. No matter shall be construed as an encumbrance or defect in title so long as such matter is not construed as such under the Standards of Title of the Connecticut Bar Association whenever the standards shall be applicable.






                                     -3-